Exhibit 10.1

Execution Version

FIFTH MODIFICATION TO SENIOR SECURED

COMMERCIAL LOAN AGREEMENT

THIS FIFTH MODIFICATION TO SENIOR SECURED COMMERCIAL LOAN AGREEMENT (this “Agreement”) is made as of this 11th day of May, 2021, by and among: (i) HANKEY CAPITAL, LLC, a limited liability company organized under the laws of the State of California with its principal place of business at 4751 Wilshire Blvd., Suite 110, Los Angeles, California 90010 (the “Lender”); (ii) MM CAN USA, INC., a corporation organized under the laws of the State of Delaware with its principal place of business at 10115 Jefferson Blvd., Culver City, California 90232 (the “Borrower”); (iii) MEDMEN ENTERPRISES INC., a public corporation organized and existing under the laws of British Columbia, Canada with its principal place of business at 10115 Jefferson Blvd., Culver City, California 90232 (the “Guarantor”); and (iv) the “Pledgors” named herein.

W I T N E S S E T H:

WHEREAS, the Borrower is indebted to the Lender under (i) that certain Senior Secured Commercial Loan Agreement dated as of October 1, 2018 (the “Initial Loan Agreement”) as modified by that certain First Modification to Senior Secured Commercial Loan Agreement dated as of April 8, 2019 (the “First Modification”), further modified by that certain Second Modification to Senior Secured Commercial Loan Agreement dated as of January 13, 2020, the “Second Modification”), and further modified by that certain Third Modification to Senior Secured Commercial Loan Agreement dated as of July 2, 2020 (the “Third Modification”) and further modified by that certain Fourth Modification to Senior Secured Commercial Loan Agreement dated as of September 16, 2020 (the “Fourth Modification” and together with the Initial Loan Agreement, the First Modification, the Second Modification and the Third Modification, the “Existing Loan Agreement”), each by and among the Lender, the Borrower, the Guarantor and the Pledgors or other parties thereto, and (ii) that certain (A) Second Amended and Restated Senior Secured Term Note in the principal amount of Eighty-Three Million One Hundred Twenty-Three Thousand Two Hundred Ninety-One Dollars ($83,123,291), dated July 2, 2020 (the “2018 Amended and Restated Note”), (B) Secured Term Note in the principal amount of Three Million Dollars ($3,000,000) dated September 14, 2020 (the “September 2020 Secured Term Note”), and (C) Secured Term Note in the principal amount of Seven Million Seven Hundred Five Thousand Two Hundred Seventy-Nine Dollars ($7,705,279) dated October 30, 2020 (the “October 2020 Secured Term Note” and together with 2018 Amended and Restated Note and the September 2020 Secured Term Note, collectively, the “Notes” and together with the loan made to the Borrower pursuant to the Existing Loan Agreement, the “Loan”) which Loan is (a) secured by a pledge of 100% of the equity interests in certain pledged entities made by the Pledgors pursuant to that certain Amended and Restated Pledge of Securities Agreement dated as April 8, 2019 (the “Amended and Restated Pledge Agreement”) and (b) guaranteed by the Guarantor pursuant to that certain Guaranty dated as of October 1, 2018 (the “Guaranty” and together with the Existing Loan Agreement, the Notes, the Amended and Restated Pledge Agreement, and all documents, instruments and agreements executed prior to the date hereof in connection therewith are referred to as the “Current Loan Documents”);

WHEREAS, in connection with the Current Loan Documents, the Borrower, the Lender and the Guarantor entered into that certain letter agreement, dated December 16, 2020 (the “December 2020 Letter”) and that certain letter agreement, dated February 25, 2021 (the “February 2021 Letter” and, together with the December 2020 Letter, the “Letter Agreements”) concerning, among other things, that certain Investment Agreement dated as of February 25, 2021 (the “Investment Agreement”) entered into by and between MedMen NY, Inc. (“MMNY”) and AWH New York, LLC (“Ascend”) and the application of proceeds and other consideration provided under the Investment Agreement in prepayment of the Loan;

WHEREAS, the parties desire for the 2020 Loan (and any notes or participations with respect thereto) evidenced by the October 2020 Secured Term Note to be in “registered form” for U.S. federal income tax purposes;

WHEREAS, that October 2020 Secured Term Note shall be amended, restated and replaced in its entirety in the form attached as Exhibit A-1 to clarify that the obligations evidenced thereby are registered obligations; and

WHEREAS, the parties desire to modify (i) the Existing Loan Agreement to, among other things, explicitly provide for a Register and Participant Register (each as defined below), and (ii) pursuant to the February 2021 Letter modify certain covenants and agreements contained in the Current Loan Documents as further set forth herein.

NOW THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the sufficiency of such is hereby acknowledged, it is agreed as follows:

(1) Acknowledgment of Facts. All facts of the above-recited preamble are hereby acknowledged as complete and accurate and shall be incorporated into this Agreement as if fully restated herein. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Current Loan Documents. The parties acknowledge and agree that, as of the date hereof, the State of New York has passed legislation authorizing the sale of marijuana for recreational adult-use (“NY Cannabis Legislation”), and accordingly, so long as such legislation remains in full force and effect the Lender may not elect to assign its right to receive the Milestone Shares Purchase Price (in accordance with Section 2.3(c) of the Investment Agreement) to the Borrower in exchange for the Earn-Out Note (as defined in the February 2021 Letter); provided, however, that if at any time on or prior to January 31, 2022, the NY Cannabis Legislation is repealed, revoked, terminated, or otherwise no longer effective to permit the sale of marijuana for recreational adult-use, then Lender shall be entitled to make such election in accordance with the February 2021 Letter.

(2) References as Modified. All references to the “Loan Agreement” in all Current Loan Documents and in all instruments, documents and agreements evidencing, securing or governing the Current Loan Documents and all references to the “Agreement” in the Existing Loan Agreement, in each case, shall be deemed to be references to the Existing Loan Agreement as amended and modified by the First Modification, the Second Modification, the Third Modification, the Fourth Modification and/or hereby. All references to the “Warrants” in all Current Loan Documents and in all instruments, documents and agreements evidencing, securing or governing the Current Loan Documents shall be deemed to include the 2020 Loan Warrants (as defined in the Fourth Modification) issued in connection with the Fourth Modification as modified hereby and Downround Warrants issued in connection with this Agreement, and all references to the “Warrant Shares” in all Current Loan Documents and in all instruments, documents and agreements evidencing, securing or governing the Current Loan Documents shall be deemed to include the Class B Shares issuable upon exercise of the 2020 Loan Warrants in accordance the terms thereof, as modified hereby, and Downround Warrants in accordance with the terms hereof. All references to the “Term Notes” or the “Notes” in all Current Loan Documents and in all instruments, documents and agreements evidencing, securing or governing the Current Loan Documents shall be deemed to be references to the Notes (including as such Notes may be amended, restated, or otherwise modified from time to time on or after the date hereof).

(3) Form of B2 Warrants. The form of B2 Warrants (as defined in the Fourth Modification) attached as Exhibit B2 to the Fourth Modification shall be replaced with that certain form of Amended and Restated Warrant attached hereto as Exhibit B2.

(4) Form of Downround Warrants. The form of Downround Warrants (as defined in the Fourth Modification) attached as Exhibit B3 to the Fourth Modification shall be attached hereto as Exhibit B3.

(5) Downround Warrants. The last two sentences contained in Section 4 of the Fourth Modification, which sentences commence with “Notwithstanding the foregoing, in the event…” and “By way of example, if Lender…” are hereby deleted in their entirety and replaced with the following:

Notwithstanding the foregoing, in the event the lender under that certain Second Amended and Restated Securities Purchase Agreement dated as of July 2, 2020, by and among the Guarantor, the Borrower, the Credit Party thereto, and Gotham Green Admin 1, LLC, as Collateral Agent (as amended as of the date hereof and may further be amended from time to time after the date hereof, the “Gotham Loan Agreement”), exercises its right to a Down-Round Price Reset (as defined in the Gotham Loan Agreement), the B2 Warrant Exercise Price shall be decreased (but not be increased) to equal the adjusted exercise price of the warrants subject to the Down-Round Price Reset in the same proportion of the adjusted warrants under the Gotham Loan Agreement (such decrease, the “Downround Price Adjustment”). By way of example, if the lender under the Gotham Loan Agreement exercises the Down-Round Price Reset with respect to fifty percent (50%) of the warrants that are subject to such Down-Round Price Reset under the Gotham Loan Agreement, and after such exercise such warrants have an exercise price of $0.15, then fifty percent (50%) of the B2 Warrants shall be subject to the Downround Price Adjustment. In consideration and satisfaction of the Downround Price Adjustment, Borrower shall issue or instead shall cause the Guarantor to issue to Lender or as directed by Lender additional warrants in the form substantially attached hereto as Exhibit B3 (the “Downround Warrants”) covering a number of Warrant Shares or Class B subordinate voting shares of the Guarantor (the “Subordinate Voting Shares”) set forth in cell G28 of the Black-Scholes Option Value methodology excel model titled “MMEN Option Value Hankey Stable 2-24 v6” attached as Schedule 1 hereto using the following inputs:

(i)	cell C4 (Stock Price 5-Day VWAP (P) – USD) equal to the five (5) day volume-weighted average trading price of the Subordinate Voting Shares for the five (5) consecutive trading days ending on the trading day immediately prior to the issuance of the Downround Warrants;

(ii)	cell C5 (Exercise Price of Option (EX) – USD) shall be the exercise price of the B2 Warrants assuming the exercise price was adjusted to reflect a Downround Price Adjustment (for example, if the exercise price of the B2 Warrants is $0.20 and the Downround Price Adjustment is $0.05, cell C5 should equal $0.15);

(iii)	cell C6 (Warrant Issuance Date) shall be the date of issuance of the Downround Warrants;

(iv)	cell C7 (Compounded Risk-Free Interest Rate (3-yr swap)(rf)) shall be the three (3)-year swap rate as of the day immediately prior to the issuance of the Downround Warrants;

(v)	cell C8 (Historic LTM Standard Deviation Times 80% (annualized s) shall be the twelve (12) month actual historical standard deviation of the trading price of the Subordinate Voting Shares multiplied by eighty percent (80%); and

(vi)	cell G5 (Exercise Price of Down Round Option (EX) – USD) shall be the exercise price of the B2 Warrants assuming the exercise price is adjusted to reflect the current Downround Price Adjustment.

The Downround Warrants issued pursuant to this Section 4 shall have an exercise period ending on September 16, 2025, and an exercise price per Warrant Share or Subordinate Voting Share as applicable equal to the five day volume-weighted average trading price of the Subordinate Voting Shares for the five (5) consecutive trading days ending on the trading day immediately prior the date that the agreement to issue the Downround Warrants is announced by the Guarantor by way of press release or the filing of a Form 9 with the Canadian Securities Exchange in respect of such issuances, subject to the minimum price permitted by the policies of the Canadian Securities Exchange (with conversion from Canadian dollars to U.S. dollars being determined based on the exchange rate published by the Bank of Canada for the day immediately prior to the applicable funding date).

(6) Application of Payments. Notwithstanding anything to the contrary in Section 2.04 of the Existing Loan Agreement, any prepayments made as contemplated by the Letter Agreements shall be applied on the date of the Initial Closing (as defined in the Investment Agreement (as defined below)) as follows:

(i) First, any such prepayments received by Lender in immediately available funds shall be applied in the following order:

(a) to fully pay any unreimbursed expenses incurred by Lender under the Loan Documents,

(b) to pay any accrued unpaid interest in respect of the 2018 Amended and Restated Note, and

(c) to pay the principal of the 2018 Amended and Restated Note;

(ii) Second, the principal amount of the Seller Note (as defined in the February 2021 Letter), regardless of whether Lender receives any cash in respect thereto, shall be applied to reduce the principal of the 2018 Amended and Restated Note;

-	(iii) Third, the amount of the Earn-Out (as defined in the February 2021 Letter), regardless of whether Lender receives any cash in respect thereto, shall be applied to reduce the principal of the 2018 Amended and Restated Note; and
-
-	(iv) Fourth, to pay any other Obligations in accordance with Section 2.04 of the Existing Loan Agreement.

(7) Section 1.01 of the Existing Loan Agreement is hereby amended by adding the following definition:

“The term “2018 Amended and Restated Note” shall mean that certain Second Amended and Restated Senior Secured Term Note in the principal amount of $83,123,291, dated July 2, 2020.”

(8) Section 1.01 of the Existing Loan Agreement is hereby amended by deleting (k) and (qqq) in their entirety and replacing it with the following definition:

“(k) The term “Collateral Value” shall mean the value of the Equity Interests pledged to the Lender pursuant to the Pledge Agreement.”

“(qqq) The term “Valuation Statement” shall mean a statement of the Collateral Value prepared by an appraiser reasonably satisfactory to Lender and the Borrower which such appraiser shall use a valuation scope and methodology reasonably acceptable to the Lender to determine the Collateral Value and provided to the Lender in accordance with Section 5.01(c)(iv) hereof. The costs and expenses of the appraiser shall be borne solely by the Borrower.”

(9) Minimum Liquidity. Section 5.02(r) of the Existing Loan Agreement is deleted in its entirety and replaced with the following:

(r) The Borrower, the Guarantor and their respective Subsidiaries, on a consolidated basis shall at all times maintain Unencumbered Liquid Assets with a value greater than or equal to (i) for the period beginning July 1, 2021 and ending December 31, 2021, SEVEN MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($7,500,000); and (ii) at all times thereafter, FIFTEEN MILLION DOLLARS AND 00/100 ($15,000,000) (such amounts, the “Minimum Liquidity Amount”); provided, however, that, on any date of determination during any period when all or any portion of interest accrues at a rate that is payable in cash under the Notes, the foregoing covenant shall not apply if and only if the Borrower and the Guarantor pay and have paid the cash portion of interest accrued under the Notes as and when such cash interest becomes due and payable; provided further, that in the event the Borrower and the Guarantor fail to pay any cash portion of interest accrued under the Notes prior to the end of the applicable cure period in Section 6.01 of the Existing Loan Agreement, the foregoing covenant shall continue to apply or be reinstated, as applicable, until such Event of Default has been cured or waived.

(10) Annual Budget; Corporate Expenditures. Sections 5.02(v), 5.02(w), 5.02(x) and 5.02(y) of the Existing Loan Agreement are deleted in their entirety and replaced with the following Sections 5.02(v) and 5.02(w):

(v) Annual Budget. As soon as available, but not later than commencement of each fiscal year, the Guarantor shall prepare and, upon the request of the Lender, deliver to the Lender the consolidated annual operating plans, operating and capital expenditure budgets, and financial forecasts of Guarantor and its subsidiaries, including cash flow projections (prepared on a month by month basis) covering proposed fundings, repayments, additional advances, investments and other cash receipts and disbursements, together with a statement of underlying assumptions, each for the following fiscal year presented on a monthly basis for such next fiscal year, all of which shall be in a format reasonably consistent with projections, budgets and forecasts theretofore provided to the Lender, and promptly following the preparation thereof, updates to any of the foregoing from time to time prepared by management of the Guarantor (such report, as amended, supplemented or otherwise modified, in each case as approved by the board of directors of the Guarantor, the “Annual Budget”). The Annual Budget shall not be amended, supplemented or otherwise modified without the approval of the board of the Guarantor (the term “Annual Budget” shall refer to such modified budget).

(w) Corporate Expenditures. The Borrower, Guarantor and Pledgors shall, and shall cause their subsidiaries to, incur corporate expenditures during any period set forth in the Annual Budget only in accordance with the Annual Budget, subject to unlimited downward variances and an upward variance in any fiscal quarters of a fiscal year (each consisting of a 13 week period) of not greater than twenty percent (20%) (with respect to any line item or in the aggregate).

(11) Deletion of Covenant Relief. That certain provision added to the end of Section 5.02 pursuant to Section 14 of the Third Modification beginning with “The covenants set forth in subsections (v), (w) and (x) of Section 5.02 shall…” and ending with “…minus purchases of property and equipment.” is hereby deleted from the Existing Loan Agreement in its entirety.

(12) Valuation Statement and Cash Forecast. Sections 5.01(c)(v) and (vii) of the Existing Loan Agreement, are hereby deleted in their entirety and replaced with the following:

(v) On or before the delivery of the Compliance Certificate for the fiscal quarter of the Borrower ended on June 30, 2021, the Borrower shall deliver to the Lender a Valuation Statement calculated as of June 30, 2021; and

(vii) Cash Forecast. Only upon the request of the Lender, and commencing on July 1, 2021, each week on or before Thursday of such week, a rolling 13-week cash forecast of the Guarantor, in the same form as provided to the Borrower’s senior lender under the Gotham Loan Agreement and only so long as such forecast is required to be delivered pursuant to the terms of the Gotham Loan Agreement.

(13) Amendment to Section 6.01(b)(i) of the Existing Loan Agreement. The following shall be added to the end of Section 6.01(b)(i) of the Existing Loan Agreement:

“…such failure shall continue for a period of ten (10) days after receipt of written notice of such failure by the Lender,…”

(14) Restrictions on Transfer; Register. The following is added at the end of Section 7.10 of the Existing Loan Agreement:

“Notwithstanding anything to the contrary herein, the Loan evidenced by the October 2020 Secured Term Note is a registered obligation for U.S. federal income tax purposes and interests therein may be transferred solely to the extent permitted in accordance with this Section 7.10 and Section 7.12. The Lender (as named herein), acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain a register for the recordation of the names and addresses of the Lender(s) with respect to the Loan evidenced by the October 2020 Secured Term Note (as including any permitted successors and assigns), and the principal amounts (and stated interest) with respect to the Loan evidenced by the October 2020 Secured Term Note owing to, each Lender pursuant to the terms hereof from time to time (the “Register”), and any transfer of any portion of the 2020 Loan evidenced by the October 2020 Secured Term Note shall be effective solely upon recordation thereof in the Register. The entries in the Register shall be conclusive absent manifest error, and the Borrower and Lender(s) shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder with respect to the relevant portion of the 2020 Loan evidenced by the October 2020 Secured Term Note for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. Notwithstanding anything to the contrary contained herein, any costs and expenses associated with maintaining the Register shall be the sole responsibility of the Lender.”

(15) Participant Register. The following is added at the end of Section 7.12 of the Existing Loan Agreement:

“Each Lender that sells a participation with respect to the Loan evidenced by the October 2020 Secured Term Note shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the 2020 Loan (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest therein) to any Person except to the extent that such disclosure is necessary to establish that such obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. Notwithstanding anything to the contrary contained herein, any costs and expenses associated with maintaining the Participant Register shall be the sole responsibility of the Lender.”

(16) Replacement Note. Concurrent with the personal delivery of the original October 2020 Secured Term Note to Borrower (or its counsel), the October 2020 Secured Term Note shall be amended, restated and replaced in its entirety in the form attached hereto as Exhibit A.

(17) Covenant Compliance Certificate. Exhibit 5.01(c)(iv) is hereby amended, restated and replaced in its entirety in the form attached hereto as Exhibit C.

(18) Investment Agreement. The Borrower, Guarantor, and Project Compassion NY, LLC, a Pledgor, each hereby agree that it will not, and it will not permit or cause, MedMen NY, Inc. (“MMNY”) to amend, or agree to any waiver in respect to any obligations of MMNY or Ascend in Article II (including, without limitation, any section or term defined or used therein), Section 7.1, Section 7.2 and/or Section 11.8 of the Investment Agreement in a manner materially adverse to the Lender without the prior written consent of the Lender.

(19) Authorized Stock. Pursuant to MMNY’s agreement to sell shares of its common stock to Ascend in the Investment Agreement and the February 2021 Letter, the Borrower, the Guarantor, and Project Compassion NY, LLC, a Pledgor, each hereby agree that it will cause MMNY to be authorized to issue the number of shares of common stock as required to be issued and sold to Ascend and to effectuate the purchase and sale of the “Milestone Shares” (as defined in the Investment Agreement) in all cases contemplated by the Investment Agreement.

(20) Full Force and Effect. The terms and conditions of the Current Loan Documents, the Letter Agreements and the Notes shall remain the same and in full force and effect, except as specifically modified or waived herein (or as replaced hereby). The terms of this Agreement and the Notes shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto. This Agreement is a Loan Document.

(21) No Representation by Lender. The provisions of this Agreement shall apply only to the indebtedness evidenced by the Existing Loan Agreement and the Notes, and shall not affect any other obligation or indebtedness owed to the Lender by the Borrower. The Lender makes no representations or covenants regarding the status of such other obligations or indebtedness, or any action or inaction in connection therewith.

(22) Reaffirmation of Collateral. The Borrower hereby confirms to the Lender that it is and remains unconditionally indebted to the Lender for all amounts owed under the Loan, and that it has no claims, causes of action, defense, offset, recoupment or counterclaims whatsoever, in law or equity, in connection with this Agreement, the Existing Loan Agreement, as modified hereby, the Notes, the Warrants, or any documents or agreements referenced therein or executed in connection therewith, including but not limited to the enforcement or administration thereof. Each of the Borrower and: (i) Project Compassion NY, LLC; (ii) MMOF SD, LLC; (iii) MMOF Venice, LLC; (iv) MMOF Downtown Collective, LLC; (v) MMOF BH, LLC; and (vi) MMOF Vegas 2, LLC ((i) through (vi), the “Pledgors”) each hereby further confirms that the execution and delivery of this Agreement does not in any way affect the existing security interest created by the Amended and Restated Pledge Agreement or the first priority of the existing security interest, and each of the Borrower and the Pledgors hereby acknowledges such security interest continues to be a valid and existing first priority lien upon the Collateral.

(23) Reaffirmation of Covenants. The Borrower reaffirms and agrees to perform and observe all affirmative covenants and negative covenants contained in the Current Loan Documents as modified hereby.

(24) Reaffirmation of Guaranty. The Guarantor hereby acknowledges, agrees and reaffirms (i) the Guaranty in its entirety, and (ii) that it is unconditionally indebted to the Lender as set forth in the Guaranty, without defense, offset or counterclaim.

(25) No Release. Nothing contained herein shall operate to release the Borrower, the Pledgors, the Guarantor or any other obligor from its liability to pay the Notes, and to keep and perform the terms, conditions, obligations and agreements contained in the Current Loan Documents (as amended or waived by this Agreement) and in all other documents relating to and securing repayment of the Notes.

(26) Release.

(a) Effective on the date hereof, Borrower and each Borrower Group Member, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys (in each case, solely in their capacity as such), and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges Lender, each of its respective Affiliates, and each of its respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom any the Lender would be liable if such persons or entities were found to be liable to Borrower or such Borrower Group Member (each a “Releasee” and collectively, the “Releasees”), from any and all past and present, suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforeseen, past or present, liquidated or unliquidated, suspected or unsuspected, which Borrower or such Borrower Group Member ever had from the beginning of the world, now has, or might hereafter have against any such Releasee which relates, directly or indirectly to the Existing Loan Agreement, any other Current Loan Document, or to any acts or omissions of any such Releasee with respect to the Existing Loan Agreement or any other Current Loan Document, or to the lender-borrower relationship evidenced by the Current Loan Documents and which are, in each case, based on facts, events, or omissions occurring prior to the date hereof, and specifically excluding the duties and obligations of such Releases after the date of this Agreement set forth in this Agreement, the Existing Loan Agreement, and the Current Loan Documents. As to each and every Claim released hereunder, Borrower and each Borrower Group Member hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.”

As to each and every Claim released hereunder, Borrower and each Borrower Group Member also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of California), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

Borrower and each Borrower Group Member acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Claims and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Borrower and each Borrower Group Member understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(b) Borrower and each Borrower Group Member, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys (in each case, solely in their capacity as such) and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Person pursuant to the above release. Borrower and each Borrower Group Member further ratify and affirm the validity and enforceability of the Existing Loan Agreement and the other Current Loan Documents and the obligations thereunder, including the validity, priority, and enforceability of Lender’s Lien on the collateral under the Existing Loan Agreement or the other Current Loan Documents.

(27) Waiver. The provisions of the Existing Loan Agreement to the contrary notwithstanding and subject to the satisfaction of the conditions to effectiveness set forth in this Agreement, in consideration of the agreements of the Borrower and each other Borrower Group Member hereunder, the Lender hereby forever and irrevocably waives (i) each Potential Existing Default (as defined on Schedule 2 hereto), in each case, solely to the extent such Potential Existing Default is in existence and has occurred prior to the effectiveness of this Agreement and (ii) each Subsequent Default (as defined on Schedule 2 hereto) that may occur on or after the date hereof. Notwithstanding anything to the contrary in this Agreement, nothing herein shall constitute an admission that any Default or Event of Default has occurred and is continuing as of the date hereof. The waiver set forth herein is limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Current Loan Documents (except with respect to the Subsequent Defaults), shall not be deemed a waiver with respect to any other Events of Default, shall not operate as a consent to any further or other matter under the Current Loan Documents and shall not be construed as an indication that any future waiver of covenants or any other provision of the Existing Loan Agreement (other than as expressly set forth herein with respect to the Subsequent Defaults) will be agreed to, it being understood that the granting or denying of any deferral or waiver which may hereafter be requested by Borrower remains in the sole and absolute discretion of the Lender.

(28) Escrow Account. The parties hereto acknowledge and agree that, notwithstanding anything to the contrary contained in any Loan Document, the entry by Borrower, and Lender into that certain Deposit Account Control Agreement (Blocked Account), dated as of October 29, 2020 with Western Alliance Bank, an Arizona corporation satisfied the requirement that the Borrower enter into an escrow account for purposes of depositing the Escrow Amount, as set forth in Section 5.01(x) of the Existing Loan Agreement.

(29) Modification Fee. The Borrower hereby agrees to pay to the Lender a modification fee (the “Modification Fee”) equal to $1,000,000 in immediately available funds upon the earliest of (a) within one (1) Business Day after final receipt by the Borrower of the Level-Up Proceeds (as defined in the December 2020 Letter), (b) the date of the Initial Closing (as defined in the Investment Agreement), and (c) the earlier of (i) January 31, 2022 or (ii) such date all the Obligations have become immediately due and payable under Section 6.01 of the Current Loan Agreement and/or have been declared due and payable under Section 6.02 of the Current Loan Agreement. The parties hereto acknowledge and agree such Modification Fee is fully earned on the date hereof and non-refundable. The failure by the Borrower to pay the Modification Fee in accordance with the previous sentence shall constitute an immediate Event of Default.

(30) Fees.

(a)	The Borrower agrees to pay to the Lender, no later than one (1) Business Day after the date hereof, the legal expenses of the Lender in connection with the negotiation and preparation of this Agreement and all other Loan Documents (including, without limitation, the Warrants) that have been invoiced to the Borrower on or prior to the date hereof (it being understood and agreed that the aggregate amount thereof is $215,000 and CAD $12,000). The failure by the Borrower to so pay such invoiced fees in accordance with the previous sentence shall constitute an immediate Event of Default.

(b)	In addition, the Borrower expressly reaffirms its obligations with respect to expenses of the Lender as set forth in, and in accordance with, Section 7.04 of the Existing Loan Agreement.

(31) Representations. Borrower, Guarantor and each Pledgor represents and warrants as follows:

(a)	All representations and warranties made by the Borrower in the Current Loan Documents are true and correct in all material respects as of the date hereof (after giving effect to the waivers, modifications and agreements contained in this Agreement) (provided that any representations and warranties that are by their terms qualified by materiality, Material Adverse Effect or similar qualification shall be true and correct in all respects), except for such representations and warranties which are by their terms expressly limited solely to a specific date which are true and correct as of the applicable date (after giving effect to the waivers, modifications and agreements contained in this Agreement).

(b)	After giving effect to this Agreement, no Event of Default (including, without limitation, in respect of Section 5.02(r) and (s)) shall have occurred and be continuing as of the Modification Effective Date.

(c)	It has the power and authority, and has taken all requisite action, to execute, deliver and perform the terms of this Agreement, and to execute and deliver all documents and instruments required or contemplated to be furnished in connection therewith.

(32) Conditions Precedent to Modification. The satisfaction (or waiver in writing by the Lender) of each of the following shall constitute conditions precedent to the effectiveness of this Agreement (such date being the “Modification Effective Date”):

(a)	The Lender shall have received this Agreement duly executed by the parties hereto.

(b)	The Lender shall have received an electronic copy October 2020 Secured Term Note in the form attached hereto as Exhibit A, duly executed by the Borrower (including by way of electronic signature).

(c)	All, representations and warranties made by the Borrower in the Current Loan Documents are true and correct as of the date hereof (after giving effect to the waivers, modifications and agreements contained in this Agreement), except for such representations and warranties which are by their terms expressly limited solely to a specific date which are true and correct as of the applicable date (after giving effect to the waivers, modifications and agreements contained in this Agreement).

(d)	After giving effect to this Agreement, no Event of Default shall have occurred and be continuing as of the Modification Effective Date, nor shall either result from the consummation of the transactions contemplated herein.

(33) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to any conflict of law principles that would result in the application of the laws of any other jurisdiction.

(34) Waiver of Jury Trial; Consent to Jurisdiction. The terms of Section 7.14 and Section 7.15 of the Existing Loan Agreement with respect to waiver of jury trial and consent to jurisdiction are herein incorporated by reference, mutatis mutandis, and the parties hereto agree to such terms.

(35) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same agreement. Any counterpart or other signature hereupon delivered by facsimile, email or other means of electronic communication, including by PDF file or electronically transmitted signatures, shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement.

(36) Captions. The articles and section captions are inserted herein only as a matter of convenience and for reference, and in no way define, limit or describe the scope or intent of any such article or section, or in any way affect this Agreement.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

THE LENDER:

HANKEY CAPITAL, LLC

By:	/s/ Don R. Hankey
	Name:	Don R. Hankey
	Title:	Manager

THE BORROWER:

MM CAN USA, INC.

By:	/s/ Reece Fulgham
	Name:	Reece Fulgham
	Title:	Chief Financial Officer

THE GUARANTOR:

MEDMEN ENTERPRISES INC.

By:	/s/ Reece Fulgham
	Name:	Reece Fulgham
	Title:	Chief Financial Officer

THE PLEDGORS:

PROJECT COMPASSION NY, LLC

By:	/s/ Reece Fulgham
	Name:	Reece Fulgham
	Title:	Chief Financial Officer

[Signature pages continues on next page]

[Signature Page to Fifth Modification to Senior Secured Commercial Loan Agreement]

MMOF SD, LLC

By:	/s/ Reece Fulgham
	Name:	Reece Fulgham
	Title:	Authorized Signatory

MMOF VENICE, LLC

By:	/s/ Reece Fulgham
	Name:	Reece Fulgham
	Title:	Authorized Signatory

MMOF DOWNTOWN COLLECTIVE, LLC

By:	/s/ Reece Fulgham
	Name:	Reece Fulgham
	Title:	Authorized Signatory

MMOF BH, LLC

By:	/s/ Reece Fulgham
	Name:	Reece Fulgham
	Title:	Authorized Signatory

MMOF VEGAS 2, LLC

By:	/s/ Reece Fulgham
	Name:	Reece Fulgham
	Title:	Authorized Signatory

[Signature Page to Fifth Modification to Senior Secured Commercial Loan Agreement]

exhibit a

Amended and Restated Secured Term Note

[See Attached]

AMENDED AND RESTATED SECURED TERM NOTE

THIS AMENDED AND RESTATED SECURED TERM NOTE AMENDS AND RESTATES THAT CERTAIN SECURED TERM NOTE DATED OCTOBER 30, 2020.

$7,705,279	May 11, 2021

FOR VALUE RECEIVED, the undersigned MM CAN USA, INC., a Delaware corporation having an office at 10115 Jefferson Blvd., Culver City, California 90232 (the “Borrower”), promises to pay to HANKEY CAPITAL, LLC, a California limited liability company (the “Lender”) or its registered assigns, at its offices at 4751 Wilshire Blvd., Suite 110, Los Angeles, California 90010 or at such other place as the Lender may from time to time designate, the principal sum of $7,705,279, plus interest thereon, payable at a rate and in the manner provided in Sections 1 and 2 of this Amended and Restated Secured Term Note (this “Note”), together with all taxes assessed upon said sum against the holder hereof, and any costs and expenses, including reasonable attorneys’ fees incurred in the collection of this Note. Said amounts of principal, interest, fees, costs and expenses are collectively referred to in this Note as the “Entire Note Balance.”

This Note is issued pursuant to the terms and conditions of, and is subject to the provisions, and entitled to the benefits of, that certain Senior Secured Commercial Loan Agreement, dated as of October 1, 2018 (as modified by that certain First Modification to Senior Secured Commercial Loan Agreement, dated as of April 8, 2019, that certain Second Modification to Senior Secured Commercial Loan Agreement, dated as of January 13, 2020 that certain Third Modification to Senior Secured Commercial Loan Agreement, dated as of July 2, 2020, that certain Fourth Modification to Senior Secured Commercial Loan Agreement, dated as of September 14, 2020, and that certain Fifth Modification to Senior Secured Commercial Loan Agreement, dated as of the date hereof, each by and among the Lender, the Borrower and the other parties named therein, and as may be further modified from time to time, the “Loan Agreement”), which is incorporated herein as if reproduced verbatim and in its entirety. All capitalized terms used and not defined herein shall have the meaning given to such terms in the Loan Agreement.

1. Interest Rate. The Borrower agrees to pay principal and all interest which accrues on the unpaid balance of this Note from the date the proceeds of this Note are disbursed until such time as the obligations evidenced hereunder have been paid in full. Commencing on October 30, 2020 until February 1, 2022 (the “Maturity Date”), the outstanding principal balance of this Note shall bear interest at the fixed rate of eighteen percent (18.0%) per annum, of which (x) twelve percent (12.0%) shall be payable monthly in cash based on the outstanding principal, and (y) the remaining six percent (6.0%) shall accrue monthly to the outstanding principal as payment-in-kind. After the Maturity Date, interest will be calculated as set forth above, plus an additional five percent (5.0%) per annum in excess of such rate, such additional interest to be paid in cash and compounding monthly. In the event of the occurrence of an Event of Default, the applicable interest rate shall be increased by five percent (5.0%) per annum, such increased interest to be paid in cash and compounding monthly. Interest shall be calculated on the basis of a 360-day year counting the actual number of days elapsed. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

2. Payments. Except as set forth in Section 1, the Borrower shall pay all accrued and unpaid interest payable in cash, in amounts that may vary, monthly, on the first (1st) day of each calendar month, or as otherwise invoiced by the Lender, until the Maturity Date or an earlier Event of Default when the Entire Note Balance shall be due and payable in full. Whenever any cash payment to be made hereunder or under any other Loan Document shall be stated to be due on a day which is not a Business Day, the due date thereof shall be the immediately preceding Business Day. All payments called for in this Note shall be made in lawful money of the United States of America. If made by check, draft or other payment instrument, such check, draft or other payment instrument shall represent immediately available funds. In the holder’s discretion, any payment made by a check, draft or other payment instrument shall not be considered to have been made until such time as the funds represented thereby have been collected by the holder.

3. Prepayment. The Borrower may prepay this Note in whole or in part at any time upon fifteen (15) days’ prior written notice to the Lender; provided that no such prepayment may be made in the event any principal, interest, fees, costs and expenses are then due under the 2018 Amended and Restated Note (as defined below). Any partial prepayment shall be applied in the order of priority set forth in Section 5 hereof and then against the principal amount outstanding in the inverse order of maturity, and shall not postpone the due date of any subsequent monthly payments of interest, unless the Lender shall otherwise agree in writing.

4. Non-Revolving. This is not a revolving note. Amounts repaid or prepaid may not be re-borrowed.

5. Application of Payments. Payments made hereunder will be applied first to fully pay any outstanding late charges or fees, then to fully pay reasonable documented costs and expenses actually incurred by holder in collecting the Note or in sustaining and/or enforcing any security granted to secure this Note, then to fully pay accrued interest and the remainder will be applied to the outstanding principal balance. Notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default, the Lender may apply payments in such order of priority as the Lender may choose, in its sole discretion.

6. Maximum Legal Rate. It is the intent of the Lender and the Borrower that in no event shall interest be payable at a rate in excess of the maximum rate permitted by applicable law (the “Maximum Legal Rate”). Solely to the extent necessary to prevent interest under this Note from exceeding the Maximum Legal Rate, the Borrower agrees that any amount that would be treated as excessive under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically cancelled, and, if received by the Lender, shall be refunded to the Borrower without interest.

7. Default. Upon the occurrence of any Event of Default, the Entire Note Balance shall, at the option of the Lender, become immediately due and payable without notice or demand. An Event of Default under this Note shall constitute an Event of Default under the 2018 Amended and Restated Note, and an Event of Default under the 2018 Amended and Restated Note shall constitute an Event of Default under this Note.

8. Delay in Enforcement. The liability of the Borrower or any co-maker, endorser or guarantor under this Note is unconditional and shall not be affected by any extension of time, renewal, waiver or any other modification whatsoever, granted or consented to by the Lender. Any failure by the Lender to exercise any right it may have under this Note is not a waiver of the Lender's rights to exercise the same or any other right at any other time.

9. Waiver of Protest; Jury Trial Waiver. The Borrower, and any other parties to this Note, whether maker, endorser or guarantor, waive presentment, notice of dishonor and protest. The Borrower (by execution and delivery of this Note) and the holder of this Note (by acceptance of this Note) agree that any suit, action or proceeding, whether claim or counterclaim, brought or instituted by or against the Borrower or the holder of this Note, or any successor or assign of the Borrower or the holder of this Note, on or with respect to this Note or any of the other Loan Documents , or which in any way relates, directly or indirectly, to the obligations of the Borrower to the holder of this Note under this Note or any of the other Loan Documents, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. THE BORROWER AND THE HOLDER OF THIS NOTE EACH HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING.

10. Notices. Any notice or demand required or permitted by or in connection with this Note shall be given in the manner specified in the Loan Agreement for the giving of notices under the Loan Agreement. Notwithstanding anything to the contrary, all notices and demands for payment from the holder actually received in writing by the Borrower shall be considered to be effective upon the receipt thereof by the Borrower regardless of the procedure or method utilized to accomplish delivery thereof to the Borrower.

11. Assignability. This Note may only be assigned by the Lender or by any holder to the extent permitted by the stated terms of the Loan Agreement.

12. Binding Nature. This Note shall inure to the benefit of and be enforceable by the Lender and the Lender’s successors and assigns, and shall be binding and enforceable against the Borrower and the Borrower’s successors and assigns.

13. Invalidity. If any provision or part of any provision of this Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Note and this Note shall be construed as if such invalid, illegal or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality or unenforceability.

14. Choice of Law. The laws of the State of California (the “Governing State”) (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this Note and the rights and obligations of the parties hereto, including the validity, construction, interpretation and enforceability of this Note, and its various provisions and the consequences and legal effect of all transactions and events which resulted in the issuance of this Note or which occurred or were to occur as a direct or indirect result of this Note having been executed.

15. Consent to Jurisdiction; Agreement as to Venue. The Borrower irrevocably consents to the non-exclusive jurisdiction of any state or federal court (if a basis for federal jurisdiction exists) located in the Governing State. The Borrower agrees that venue shall be proper in any state or federal court located in the Governing State and waives any right to object to the maintenance of a suit in any of the state or federal courts of the Governing State on the basis of improper venue or of inconvenience of forum.

16. Interpretation; Defined Terms; Section Headings. As used herein, the singular includes the plural and the plural includes the singular. A reference to any gender also applies to any other gender. Defined terms are entirely capitalized throughout, and defined terms not specifically defined herein shall have the same meaning as provided by the terms of the Loan Agreement. The section headings are for convenience only and are not part of this Note.

17. Actions against Holder. Any action brought by the Borrower against the holder of this Note which is based, directly or indirectly, on this Note or any matter in or related to this Note, including but not limited to the making of the loan evidenced hereby or the administration or collection thereof, shall be brought only in the courts of the Governing State. The Borrower agrees that any forum other than the Governing State is an inconvenient forum and that a suit brought by the Borrower against the holder of this Note in a court of any state other than the Governing State should be forthwith dismissed or transferred to a court located in the Governing State by that Court.

18. Other Obligations. To the extent the Entire Note Balance is reduced or paid in full by reason of any payment to the Lender by any accommodation maker, endorser or guarantor, and all or any part of such payment is rescinded, avoided or recovered from the Lender for any reason whatsoever, including, without limitation, any proceedings in connection with the insolvency, bankruptcy or reorganization of the accommodation maker, endorser or guarantor, the amount of such rescinded, avoided or returned payment shall be added to or, in the event the Note has been previously paid in full, shall revive the principal balance of this Note, upon which interest may be charged at the applicable rate set forth above.

19. Additional Note. The Borrower acknowledges and agrees that this Note is given in addition to, and not in replacement of or substitution for, (i) that certain Second Amended and Restated Note dated July 2, 2020 in the principal amount of $83,123,291, given by the Borrower in favor of the Lender (the “2018 Amended and Restated Note”), and (ii) that certain Secured Term Note dated September 16, 2020 in the principal amount of $3,000,000, given by the Borrower in favor of the Lender (the “September 2020 Note”), and that any and all liens, pledges, assignments and security interests securing the Borrower’s obligations under the 2018 Amended and Restated Note and the September 2020 Note shall continue in full force and effect, are hereby ratified and confirmed by the Borrower, and are hereby acknowledged and agreed by the Borrower to secure, among other things, all of the Borrower’s obligations to the Lender under this Note in addition to the 2018 Amended and Restated Note and the September 2020 Note and with the same priority, operation and effect as that relating to the obligations under the 2018 Amended and Restated Note and the September 2020 Note.

20. Amended and Restated Note. The Borrower acknowledges and agrees that this Note is given in replacement of and in substitution for, but not in repayment of, that certain note dated October 30, 2020 in the original principal amount of $7,705,279.00, given by the Borrower in favor of the Lender (the “Prior Note”), and that any and all liens, pledges, assignments and security interests securing the Borrower’s obligations under the Prior Note shall continue in full force and effect, are hereby ratified and confirmed by the Borrower, and are hereby acknowledged and agreed by the Borrower to secure, among other things, all of the Borrower’s obligations to the Lender under this Note with the same priority, operation and effect as that relating to the obligations under the Prior Note. This Note does not extinguish the indebtedness or liabilities outstanding in connection with the Prior Note, nor does it constitute a novation with respect thereto.

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IN WITNESS WHEREOF, the Borrower has duly executed this Amended and Restated Secured Term Note as of the date first above written.

BORROWER:

MM CAN USA, INC.,
a Delaware corporation

By:
Name:
Title:

EXHIBIT B2

Amended and Restated B2 Warrants

[See Attached]

AMENDED AND RESTATED WARRANT CERTIFICATE

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (i) RULE 144 OR (ii) 144A UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, (D) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR (E) UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(i) OR (D) ABOVE, A LEGAL OPINION REASONABLY SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED TO THE TRANSFER AGENT TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

THIS WARRANT AND THE UNDERLYING SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSON IN THE UNITED STATES AND THE UNDERLYING SHARES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. "UNITED STATES" AND "U.S. PERSON" ARE USED HEREIN AS SUCH TERMS ARE DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”

THIS WARRANT IS EXERCISABLE ONLY PRIOR TO 5:00 P.M., PACIFIC TIME, ON September 16, 2025, AFTER WHICH TIME THESE WARRANTS SHALL BE NULL AND VOID.

Warrant Certificate No. 2021-MNTH-NO.	Warrants to acquire [*] Class B Common Shares at the Exercise Price

AMENDED AND RESTATED WARRANTS TO PURCHASE CLASS B COMMON SHARES

OF

MM CAN USA, INC.

(the “Corporation”)

(a corporation existing under the laws of the State of California)

THIS CERTIFIES THAT, for value received, [HOLDER] located at [ADDRESS] (the “Holder”) is entitled, at any time prior to the Expiry Time, to purchase, at the Exercise Price, one Class B Common Share for each Warrant evidenced by this amended and restated certificate (this “Warrant Certificate”) on and subject to the terms and conditions set forth below.

Nothing contained herein shall confer any right upon the Holder to subscribe for or purchase any Class B Common Shares at any time after the Expiry Time, and from and after the Expiry Time, the Warrants and all rights hereunder shall be void and of no value.

This Warrant Certificate amends, restates and supersedes in its entirety that certain Warrant Certificate No. 2020-MONTH-NO. issued to Holder as part of a series of similar warrant certificates (collectively the “Related Warrant Certificates”) issued to holders thereof (collectively, with Holder, the “Holders”) in connection with the making of that certain term loan in original principal amount of up to $12,000,000 (the “Loan”), which Loan is evidenced by that certain Secured Term Note dated [*], 20201 and governed by that certain Senior Secured Term Loan Agreement dated as of October 1, 2018, as modified by that certain First Modification to Senior Secured Commercial Loan Agreement dated April 8, 2019 (the “First Modification”), and further modified by that certain Second Modification to Senior Secured Commercial Loan Agreement dated January 13, 2020 (the “Second Modification”), and further modified by that certain Third Modification to Senior Secured Commercial Loan Agreement dated July 2, 2020 (the “Third Modification”), and further modified by that certain Fourth Modification to Senior Secured Commercial Loan Agreement dated September 16, 2020 (the “Fourth Modification”), and further modified by that certain Fifth Modification to Senior Secured Commercial Loan Agreement dated [*], 2021 (the “Fifth Modification”).

1.	Definitions

In this Warrant Certificate, including the preamble, unless there is something in the subject matter or context inconsistent therewith, the following expressions shall have the following meanings namely:

(a)	“Business Day” means a day which is not a Saturday, Sunday, or a civic or statutory holiday in Los Angeles, California or Toronto, Ontario;

(b)	“Class B Common Shares” means the Class B Common Shares in the capital of the Corporation as such shares were constituted on the date hereof, as the same may be reorganized, reclassified or redesignated pursuant to any of the events set out in Section 11;

[1]	To reference either 9/16/20 Note or 10/30/20 Note depending on the Warrant being amended and restated

(c)	“Corporation” means MM CAN USA, Inc., a corporation existing under the laws of the State of California and its successors and assigns;

(d)	“Current Market Price” at any date shall be the volume-weighted average sale price per Class B Common Share for the 20 consecutive trading days ending immediately before such date on the Canadian Securities Exchange or such other principal stock exchange on which the Class B Common Shares may then be listed, or, if the Class B Common Shares are not listed on any stock exchange, the Current Market Price shall equal the volume-weighted average sale price per Subordinate Voting Share for the 20 consecutive trading days ending immediately before such date on the Canadian Securities Exchange (and in such case translated into U.S. dollars at the exchange rate reported by Bloomberg.com as of 5 pm Eastern Time on the 20th consecutive trading day) or such other principal stock exchange on which the Subordinate Voting Shares may then be listed, and if the Subordinate Voting Shares are not listed on any stock exchange, then the Current Market Price shall be determined by the directors, acting reasonably and in good faith, which determination shall be conclusive. The volume-weighted average sale price per Class B Common Share or Subordinate Voting Share (as applicable) shall be determined by dividing the aggregate sale price of all such shares sold on the said exchange during the said 20 consecutive trading days by the total number of such shares so sold.

(e)	“Exercise Price” means U.S. $[*] per Class B Common Share, unless such price shall have been adjusted in accordance with the provisions of Section 11, in which case it shall mean the adjusted price in effect at such time.

(f)	“Exercised Shares” means, upon any exercise of the Holder’s right of purchase pursuant to this Warrant Certificate, the amount of Class B Common Shares for which subscription is being made as specified in the Subscription Form.

(g)	“Expiry Time” means 5:00 p.m., Pacific time, on September 16, 2025;

(h)	“Form of Transfer” means the form of transfer annexed hereto as Schedule “B”;

(i)	“Majority in Interest” the Holders of Related Warrant Certificates representing Warrants to acquire a majority of the Class B Common Shares that remain available for purchase under the Related Warrant Certificates.

(j)	“Parent Corporation” means MedMen Enterprises Inc., a corporation existing under the laws of the Province of British Columbia;

(k)	“person” means an individual, corporation, limited liability company, partnership, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative, or any group or combination thereof;

(l)	“Subordinate Voting Shares” means the Class B Subordinate Voting Shares in the capital of the Parent Corporation.

(m)	“Subscription Form” means the form of subscription annexed hereto as Schedule “A”;

(n)	“subsidiary” has the meaning ascribed to such term in the Securities Act;

(o)	“Securities Act” means the United States Securities Act of 1933, as amended; and

(p)	“Warrants” means the Class B Common Share purchase warrants represented by this Warrant Certificate, with each Warrant being exercisable to acquire one Class B Common Share at the Exercise Price at any time prior to the Expiry Time.

2.	Expiry Time

At the Expiry Time, all rights under any Warrants evidenced hereby, in respect of which the right of subscription and purchase herein provided for shall not theretofore have been exercised, shall wholly cease and terminate and such Warrants shall be void and of no value or effect.

3.	Exercise Procedure

The Holder may exercise the right of purchase herein provided for by surrendering or delivering to the Corporation prior to the Expiry Time at its principal office this Warrant Certificate, with the Subscription Form duly completed and executed by the Holder or its legal representative or attorney, duly appointed by an instrument in writing in form and manner satisfactory to the Corporation, and:

(a)	a certified check, money order or wire transfer in readily available funds payable to or to the order of the Corporation in U.S. dollars in an amount equal to the Exercise Price multiplied by the number of Exercised Shares (such amount, the “Aggregate Exercise Price”); or

(b)	in lieu of paying cash for the Aggregate Exercise Price, the Holder may elect to receive a number of Class B Common Shares equal to the number of Exercised Shares, minus that number of Class B Common Shares having an aggregate Current Market Price equal to such Aggregate Exercise Price as of the Exercise Date.

Any Warrants referred to in the foregoing clauses shall be deemed to be surrendered only upon delivery of such Warrants, and, if applicable, a certified check, money order or wire transfer to the Corporation at its principal office in the manner provided in Section 26. The date of such surrender shall be deemed the “Exercise Date” for purposes of this Warrant Certificate.

This Warrant Certificate is exchangeable, upon the surrender hereof by the Holder, for one or more new Warrant Certificates of like tenor representing, in the aggregate, the right to subscribe for the number of Class B Common Shares which may be subscribed for hereunder; provided, that notwithstanding the foregoing, after any election to exercise, the number of Class B Common Shares covered by this Warrant Certificate shall be deemed automatically reduced by the number of Exercised Shares.

4.	Entitlement to Certificate

Upon exercise of the Warrants represented hereby and upon making all deliveries and payments as provided in Section 3, the Corporation shall cause to be issued to the Holder the Class B Common Shares subscribed for not exceeding those which such Holder is entitled to purchase pursuant to this Warrant Certificate and the Holder shall become a shareholder of record of the Corporation in respect of such Class B Common Shares with effect from the date of such delivery and payment and shall be entitled to delivery of a certificate or certificates or direct registration system (DRS) advice(s) evidencing such Class B Common Shares and the Corporation shall use commercially reasonable efforts to cause such certificate or certificates or DRS Advice(s) to be mailed to the Holder at the address or addresses specified in such subscription within five (5) Business Days of such delivery and payment.

5.	Register of Warrantholders and Transfer of Warrants

The Corporation shall cause a register to be kept in which shall be entered the names and addresses of all holders of the Warrants and the number of Warrants held by them. The Warrants may be transferred by a Holder, in whole or in part in conformance with this Warrant Certificate. No transfer of Warrants shall be valid unless made by the Holder or its executors, administrators or other legal representatives or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Corporation upon compliance with such reasonable requirements as the Corporation may prescribe, including compliance with the Securities Act and all other applicable state, provincial and federal securities laws, and recorded on the register of holders of Warrants maintained by the Corporation, nor until stamp or governmental or other charges arising by reason of such transfer have been paid. The transferee of a Warrant shall, after a Form of Transfer is duly completed and the Warrant is delivered to the Corporation and upon compliance with all other reasonable requirements of the Corporation and requirements of law, be entitled to have its name entered on the register as the owner of such Warrant, free from all equities or rights of set-off or counterclaim between the Corporation and the transferor or any previous holder of such Warrant, save in respect of equities or rights of which the Corporation is required to take notice by statute or by order of a court of competent jurisdiction. The Corporation may treat the registered holder of this Warrant Certificate as the absolute owner of the Warrants represented hereby for all purposes, and the Corporation shall not be affected by any notice or knowledge to the contrary except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

6.	Partial Exercise

The Holder may subscribe for and purchase a number of Exercised Shares less than the number the Holder is entitled to purchase pursuant to this Warrant Certificate. In the event of any such subscription and purchase prior to the Expiry Time, the Holder shall be entitled to receive, without charge, a new Warrant Certificate in respect of the balance of the Class B Common Shares to which the Holder was entitled to purchase pursuant to this Warrant Certificate and which were then not purchased.

7.	No Fractional Shares

Notwithstanding any adjustments provided for in Section 11 or otherwise, the Corporation shall not be required upon the exercise of any Warrants, to issue fractional Class B Common Shares in satisfaction of its obligations hereunder and no amount shall be payable by the Corporation in respect of any such fraction of a Class B Common Share.

8.	Not a Shareholder

Nothing in this Warrant Certificate or in the holding of the Warrants evidenced hereby shall be construed as conferring upon the Holder any right or interest whatsoever as a shareholder of the Corporation.

9.	No Obligation to Purchase

Nothing herein contained or done pursuant hereto shall obligate the Holder to purchase or pay for or the Corporation to issue any Class B Common Shares except those Class B Common Shares in respect of which the Holder shall have exercised its right to purchase hereunder in the manner provided herein.

10.	Covenants

(a)	The Corporation covenants and agrees that:

(i)	so long as any Warrants evidenced hereby remain outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Class B Common Shares to satisfy the right of purchase herein provided for should the Holder determine to exercise its rights in respect of all the Class B Common Shares for the time being called for by such outstanding Warrants; and

(ii)	all Class B Common Shares which shall be issued upon the exercise of the right to purchase herein provided for, upon payment therefor of the amount at which such Class B Common Shares may at the time be purchased pursuant to the provisions hereof, shall be issued as fully paid and non-assessable Class B Common Shares.

(b)	The Corporation covenants and agrees that, so long as any Warrants evidenced hereby remain outstanding, it shall use commercially reasonable efforts to preserve and maintain its corporate existence.

11.	Adjustment to Exercise Price

The Exercise Price in effect at any time is subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	If and whenever, at any time after the date hereof and prior to the Expiry Time, the Corporation:

(i)	issues Class B Common Shares or securities exchangeable for or convertible into Class B Common Shares to all or substantially all the holders of the Class B Common Shares as a stock dividend;

(ii)	makes a distribution on its outstanding Class B Common Shares payable in Class B Common Shares or securities exchangeable for or convertible into Class B Common Shares;

(iii)	subdivides its outstanding Class B Common Shares into a greater number of Class B Common Shares; or

(iv)	consolidates its outstanding Class B Common Shares into a smaller number of Class B Common Shares;

(any of such events being called a “Share Reorganization”), then the Exercise Price will be adjusted effective immediately after the effective date or record date for a Share Reorganization, as the case may be, at which the holders of Class B Common Shares are determined for the purpose of the Share Reorganization by multiplying the Exercise Price in effect immediately prior to such effective date or record date, as the case may be, by a fraction, the numerator of which is the number of Class B Common Shares outstanding on such effective date or record date, as the case may be, before giving effect to such Share Reorganization and the denominator of which is the number of Class B Common Shares outstanding immediately after giving effect to such Share Reorganization (including, in the case where securities exchangeable for or convertible into Class B Common Shares are distributed, the number of Class B Common Shares that would have been outstanding had all such securities been exchanged for or converted into Class B Common Shares on such effective date or record date).

(b)	If and whenever, at any time after the date hereof and prior to the Expiry Time, the Corporation fixes a record date for the issue of rights, options or warrants to the holders of all or substantially all of its outstanding Class B Common Shares under which such holders are entitled to subscribe for or purchase Class B Common Shares or securities exchangeable for or convertible into Class B Common Shares, where:

(i)	the right to subscribe for or purchase Class B Common Shares, or securities exchangeable for or convertible into Class B Common Shares, expires not more than forty-five (45) days after the record date of such issue (such period being the “Rights Period”); and

(ii)	the cost per Class B Common Share (inclusive of any cost of acquisition of securities exchangeable for or convertible into Class B Common Shares in addition to any direct cost of Class B Common Shares) (in this Section 11 called the “Per Share Cost”) is less than 95% of the Current Market Price of the Class B Common Shares on the record date,

(any of such events being called a “Rights Offering”), then the Exercise Price will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Exercise Price in effect immediately prior to the end of the Rights Period by a fraction:

(A)	the numerator of which is the aggregate of:

(1)	the number of Class B Common Shares outstanding as of the record date for the Rights Offering; and

(2)	a number determined by dividing the product of the Per Share Cost and:

(I)	where the event giving rise to the application of this Section 11(b) was the issue of rights, options or warrants to the holders of Class B Common Shares under which such holders are entitled to subscribe for or purchase additional Class B Common Shares, the number of Class B Common Shares so subscribed for or purchased during the Rights Period, or

(II)	where the event giving rise to the application of this Section 11(b) was the issue of rights, options or warrants to the holders of Class B Common Shares under which such holders are entitled to subscribe for or purchase securities exchangeable for or convertible into Class B Common Shares, the number of Class B Common Shares for which those securities so subscribed for or purchased during the Rights Period could have been exchanged or into which they could have been converted during the Rights Period, by the Current Market Price of the Class B Common Shares as of the record date for the Rights Offering; and

(B)	the denominator of which is:

(1)	in the case described in paragraph 11(b)(A)(2)(I), the number of Class B Common Shares outstanding, or

(2)	in the case described in paragraph 11(b)(A)(2)(II), the number of Class B Common Shares that would be outstanding if all the Class B Common Shares described in paragraph 11(b)(A)(2)(II) had been issued, as at the end of the Rights Period.

Any Class B Common Shares owned by or held for the account of the Corporation or any subsidiary of the Corporation will be deemed not to be outstanding for the purpose of any such computation.

To the extent that any adjustment in the Exercise Price occurs pursuant to this Section 11(b) as a result of the fixing by the Corporation of a record date for the distribution of rights, options or warrants referred to in this Section 11(b), the Exercise Price will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Class B Common Shares actually issued and remaining issuable after such expiration, and will be further readjusted in such manner upon expiration of any further such right.

(c)	If and whenever, at any time after the date hereof and prior to the Expiry Time, the Corporation fixes a record date for the issue or the distribution to the holders of all or substantially all its Class B Common Shares of:

(i)	shares of the Corporation of any class other than Class B Common Shares;

(ii)	rights, options or warrants to acquire Class B Common Shares or securities exchangeable for or convertible into Class B Common Shares;

(iii)	evidence of indebtedness; or

(iv)	any securities, property or other assets,

and if such issuance or distribution does not constitute (A) a Share Reorganization, or (B) a Rights Offering (any of such non-excluded events being called a “Special Distribution”), then the Exercise Price will be adjusted effective immediately after such record date to a price determined by multiplying the Exercise Price in effect on such record date by a fraction:

(A)	the numerator of which is:

(1)	the product of the number of Class B Common Shares outstanding on such record date and the Current Market Price of the Class B Common Shares on such record date; less

(2)	the aggregate fair market value (as determined by action by the directors of the Corporation, acting reasonably and in good faith, whose determination shall be conclusive) to the holders of the Class B Common Shares of such securities, evidence of indebtedness, property or other assets so issued or distributed in the Special Distribution; and

(B)	the denominator of which is the number of Class B Common Shares outstanding on such record date multiplied by the Current Market Price of the Class B Common Shares on such record date.

Any Class B Common Shares owned by or held for the account of the Corporation or any subsidiary of the Corporation will be deemed not to be outstanding for the purpose of any such computation.

(d)	If and whenever, at any time after the date hereof and prior to the Expiry Time, there is a capital reorganization of the Corporation or a reclassification or other change in the Class B Common Shares, or a consolidation, amalgamation, arrangement or merger of the Corporation with or into any other corporation or other entity (other than a consolidation, amalgamation, arrangement or merger which does not result in any reclassification or redesignation of the outstanding Class B Common Shares or a change or exchange of the Class B Common Shares into or for other shares, securities or property), or a transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a “Capital Reorganization”), the Holder, upon exercising the Warrants after the effective date of such Capital Reorganization, will be entitled to receive in lieu of the number of Class B Common Shares to which such Holder was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property which such Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Class B Common Shares to which such Holder was theretofore entitled upon exercise of the Warrants. If determined appropriate by action of the directors of the Corporation, acting reasonably and in good faith, appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Warrant Certificate with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Warrant Certificate will thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares, other securities or other property thereafter deliverable upon the exercise hereof. Any such adjustment must be made by and set forth in an amendment to this Warrant Certificate approved by action by the directors of the Corporation and will for all purposes be conclusively deemed to be an appropriate adjustment.

(e)	If at any time after the date hereof and prior to the Expiry Time any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of Sections 11(a), (b) or (c), then the number of Class B Common Shares purchasable upon the subsequent exercise of the Warrants shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Class B Common Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

(f)	If and whenever, at any time after the date hereof and prior to the Expiry Time, the lender under that certain Third Amended and Restated Securities Purchase Agreement dated as of January 11, 2021, by and among the Corporation, as Guarantor, MM Enterprises USA, LLC, as Borrower, the Credit Party thereto, and Gotham Green Admin 1, LLC, as Collateral Agent (the “Gotham Loan Agreement”), exercises its right to a Down-Round Price Reset (as defined in the Gotham Loan Agreement), the Exercise Price shall be modified to equal the adjusted exercise price of the warrants subject to the Down-Round Price Reset in the same proportion of the adjusted warrants under the Gotham Loan Agreement (such decrease, the “Downround Price Adjustment”). By way of example, if the lender under the Gotham Loan Agreement exercises the Down-Round Price Reset with respect to fifty percent (50%) of the warrants that are subject to such Down-Round Price Reset under the Gotham Loan Agreement, and after such exercise such warrants have a exercise price of $0.15, then the Exercise Price for fifty percent (50%) of the Class B Common Shares purchasable upon the subsequent exercise of the Warrants shall be amended to equal $0.15. In consideration and satisfaction of the Downround Price Adjustment, the Corporation shall issue or instead shall cause the Parent Corporation to issue to the Holder or as directed by the Holder additional warrants in the form substantially attached to the Fifth Modification as Exhibit B3 (the “Downround Warrants”) covering a number of Warrant Shares or Class B subordinate voting shares of the Parent Corporation (the “Subordinate Voting Shares”) set forth in cell G28 of the Black-Scholes Option Value methodology excel model titled “MMEN Option Value Hankey Stable 2-24 v6” attached to the Fifth Modification as Schedule 1 using the following inputs

(i)	cell C4 (Stock Price 5-Day VWAP (P) – USD) equal to the five (5) day volume-weighted average trading price of the Subordinate Voting Shares for the five (5) consecutive trading days ending on the trading day immediately prior to the issuance of the Downround Warrants;

(ii)	cell C5 (Exercise Price of Option (EX) – USD) shall be the exercise price of the B2 Warrants assuming the exercise price was adjusted to reflect a Downround Price Adjustment (for example, if the exercise price of the B2 Warrants is $0.20 and the Downround Price Adjustment is $0.05, cell C5 should equal $0.15);

(iii)	cell C6 (Warrant Issuance Date) shall be the date of issuance of the Downround Warrants;

(iv)	cell C7 (Compounded Risk-Free Interest Rate (3-yr swap)(rf)) shall be the three (3)-year swap rate as of the day immediately prior to the issuance of the Downround Warrants;

(v)	cell C8 (Historic LTM Standard Deviation Times 80% (annualized s) shall be the twelve (12) month actual historical standard deviation of the trading price of the Subordinate Voting Shares multiplied by eighty percent (80%); and

(vi)	cell G5 (Exercise Price of Down Round Option (EX) – USD) shall be the exercise price of the B2 Warrants assuming the exercise price is adjusted to reflect the current Downround Price Adjustment.

The Downround Warrants issued pursuant to this Section 11(f) shall have an exercise period ending on September 16, 2025, and an exercise price per Warrant Share or Subordinate Voting Share as applicable equal to the five day volume-weighted average trading price of the Subordinate Voting Shares for the five (5) consecutive trading days ending on the trading day immediately prior the date that the agreement to issue the Downround Warrants is announced by the Parent Corporation by way of press release or the filing of a Form 9 with the Canadian Securities Exchange in respect of such issuances, subject to the minimum price permitted by the policies of the Canadian Securities Exchange (with conversion from Canadian dollars to U.S. dollars being determined based on the exchange rate published by the Bank of Canada for the day immediately prior to the applicable funding date)

12.	Rules Regarding Adjustments

(a)	The adjustments provided for in Section 11 are cumulative and will, in the case of adjustments to the Exercise Price, be computed to the nearest one-tenth of one cent and will be made successively whenever an event referred to therein occurs, subject to the following subsections of this Section 12.

(b)	No adjustment in the Exercise Price is required to be made unless such adjustment would result in a change of at least 1% in the prevailing Exercise Price; provided, however, that any adjustments which, except for the provisions of this Section 12(b), would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustments.

(c)	No adjustment in the Exercise Price will be made in respect of any event described in Section 11 if the Holder is entitled to participate in such event on the same terms, mutatis mutandis, as if the Holder had exercised the Warrants prior to or on the effective date or record date of such event.

(d)	No adjustment in the Exercise Price (or the number of Class B Common Shares issuable upon exercise hereof) will be made under Section 11 in respect of any dividends paid in the ordinary course to holders of Class B Common Shares, whether in (i) cash, (ii) shares of the Corporation, (iii) warrants or similar rights to purchase any shares of the Corporation or property or other assets of the Corporation, and any such dividend will be deemed not to be a Share Reorganization, a Rights Offering or a Special Distribution, or in respect of any distribution of Class B Common Shares pursuant to the exercise of stock options granted under incentive plans of the Corporation or pursuant to the redemption or exchange in accordance with their terms of securities of any subsidiaries of the Corporation.

(e)	If at any time a dispute arises with respect to adjustments provided for in Section 11, such dispute will be conclusively determined by the auditors of the Corporation or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action by the directors of the Corporation, acting reasonably and in good faith, and any such determination will be binding upon the Corporation, the Holder and shareholders of the Corporation. The Corporation will provide such auditors or accountants with access to all necessary records of the Corporation.

(f)	If, after the date of issuance of the Warrants, the Corporation takes any action affecting the Class B Common Shares, other than an action described in Section 11, which in the opinion of the board of directors of the Corporation, acting reasonably and in good faith, would materially affect the rights of the Holder, the Exercise Price will be adjusted in such manner, if any, and at such time, as determined by action by the directors of the Corporation, but subject in all cases to any necessary regulatory approval.

(g)	If the Corporation sets a record date to determine the holders of the Class B Common Shares for the purpose of entitling them to receive any dividend or distribution or sets a record date to take any other action and, thereafter and before the distribution to such shareholders of any such dividend or distribution or the taking of any other action, decides not to implement its plan to pay or deliver such dividend or distribution or take such other action, then no adjustment in the Exercise Price will be required by reason of the setting of such record date.

(h)	In the absence of a resolution of the directors of the Corporation fixing a record date for a Special Distribution or Rights Offering, the Corporation will be deemed to have fixed as the record date therefor the date on which the Special Distribution or Rights Offering is effected.

(i)	As a condition precedent to the taking of any action which would require any adjustment to the Warrants evidenced by this Warrant Certificate, including the Exercise Price, the Corporation must take any corporate action which may be necessary in order that the Corporation have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which the Holder is entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(j)	The Corporation will from time to time, immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Section 11, forthwith give notice to the Holder specifying the event requiring such adjustment or readjustment and the results thereof, including the resulting Exercise Price.

(k)	The Corporation covenants to and in favour of the Holder that so long as the Warrants remain outstanding, it will give notice to the Holder of its intention to fix a record date or effective date for any event referred to in Sections 11(a), (b) or (c) (other than the subdivision or consolidation of the Class B Common Shares) which may give rise to an adjustment in the Exercise Price, and, in each case, such notice must specify the particulars of such event and the record date and the effective date for such event; provided that the Corporation is only required to specify in such notice such particulars of such event as have been fixed and determined on the date on which such notice is given.

13.	Consolidation and Amalgamation

(a)	The Corporation shall not enter into any transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other corporation (herein called a “successor corporation”) whether by way of reorganization, reconstruction, consolidation, arrangement, amalgamation, merger, transfer, sale, disposition or otherwise, unless prior to or contemporaneously with the consummation of such transaction the Corporation and the successor corporation shall have executed such instruments and done such things as the Company, acting reasonably, considers are necessary or advisable to establish that upon the consummation of such transaction:

(i)	the successor corporation will have assumed all the covenants and obligations of the Corporation under this Warrant Certificate, and

(ii)	the Warrants will be valid and binding obligations of the successor corporation entitling the Holder, as against the successor corporation, to all the rights of the Holder under this Warrant Certificate.

(b)	Whenever the conditions of Section 13(a) shall have been duly observed and performed the successor corporation shall possess, and from time to time may exercise, each and every right and power of the Corporation under this Warrant Certificate in the name of the Corporation or otherwise and any act or proceeding by any provision hereof required to be done or performed by any director or officer of the Corporation may be done and performed with like force and effect by the like directors or officers of the successor corporation.

14.	Legends

Any certificate representing the Class B Common Shares issued upon the exercise of the Warrants will bear the following legend:

“THE COMMON SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH COMMON SHARES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH COMMON SHARES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION,  (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (D) WITH THE PRIOR WRITTEN CONSENT OF THE CORPORATION, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE SECURITIES LAWS.

THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO RESTRICTION AS SET FORTH IN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF MM CAN USA, INC.”

15.	Representation and Warranty

(a)	The Corporation hereby represents and warrants with and to the Holder that the Corporation is duly authorized and has the corporate power and authority to create and issue the Warrants evidenced by this Warrant Certificate and the Class B Common Shares issuable upon the exercise hereof and to perform its obligations hereunder.

(b)	By accepting this Warrant Certificate on the date hereof, the Holder hereby represents and warrants with and to the Corporation that the Holder:

(i)	is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act and, was not formed for the specific purpose of acquiring the Class B Common Shares and is entering into this Warrant Certificate for his, her or its own account for investment purposes only, and not with a view toward the distribution or the resale thereof and that the Warrants and the Class B Common Shares into which they are exercisable must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or unless such disposition is exempt from registration thereunder;

(ii)	UNDERSTANDS THAT THE ISSUANCE OF THE WARRANTS HAS NOT BEEN REGISTERED UNDER THE LAWS OF ANY JURISDICTION (INCLUDING THE SECURITIES ACT), OR THE LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA OR THE LAWS OF ANY FOREIGN JURISDICTION); AND FURTHER UNDERSTANDS THAT THE CORPORATION HAS NOT BEEN, AND IS NOT ANTICIPATED TO BE, REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”);

(iii)	understands that the Warrants are not part of a public offering facilitated by means of any form of general solicitation or general advertising not permitted by Regulation D under the Securities Act and understands that the Warrants may not be offered, resold or otherwise transferred (including by pledge or by hypothecation) unless such offer, resale or transfer (x) is pursuant to a valid registration statement under the Securities Act and any applicable state or foreign securities or “blue sky” laws or (y) is pursuant to an exemption from the registration requirements of the Securities Act, and, in each case, in compliance with any applicable state or foreign securities or “blue sky” laws (which imposes substantial restrictions on transfer) and determination by the Corporation that any such resale or transfer will not cause the Corporation to be required to register as an investment company under the Investment Company Act;

(iv)	the representations and warranties of the Holder contained in that certain Warrant Subscription Certificate dated as of [SUBSCRIPTION DATE] and entered into by the Holder, are true and correct in all material respects as of the date hereof and shall survive the issuance of the Warrants.

(v)	if required by applicable securities laws, the Corporation or the Parent Corporation, the Holder covenants and agrees to execute, deliver and file or assist, including by way of providing requisite information, the Corporation or the Parent Corporation, as applicable, in filing such reports, undertakings and other documents with respect to the issuance of the Warrants, the Class B Common Shares or any shares of the Parent Corporation as may be required by any securities commission, stock exchange or other regulatory authority;

(vi)	acknowledges and consents to the collection, use and disclosure of the information provided by the Holder or collected by the Corporation, the Parent Corporation or their agents as reasonably necessary in connection with the Holder’s subscription of the Warrants, the Class B Common Shares or any shares of the Parent Corporation. Such information is being collected by the Corporation or the Parent Corporation for the purposes of completing such issuance and subscription, which includes, without limitation, determining the Holder’s eligibility to subscribe for the Warrants, the Class B Common Shares or the shares of the Parent Corporation under applicable securities laws, preparing and registering the securities to be issued to the Holder and completing filings required by any stock exchange or securities regulatory authority. The Holder’s information may be disclosed by the Corporation or the Parent Corporation to: (i) stock exchanges or securities regulatory authorities (with may thereafter publicly disclose such information in accordance with their rules and policies); (ii) the Canada Revenue Agency, the Internal Revenue Service or other taxing authorities; and (iii) any of the other parties involved in the transactions described within this Warrant Certificate, including legal counsel, and may be included in record books prepared in connection with the transactions described herein. By accepting this Warrant Certificate, the Holder is deemed to be consenting to the foregoing collection, use and disclosure of the Holder’s information; and

(vii)	hereby provides consent to the disclosure of his, her or its information to the Canadian Securities Exchange (the “CSE”) pursuant to Form 9 – Notice of Issuance or Proposed Issuance of Listed Securities of the CSE or otherwise pursuant to such filing and the collection, use and disclosure of his, her or its information by the CSE in the manner and for the purposes described in Appendix A of such Form 9 or as otherwise identified by the CSE, from time to time.

16.	If Share Transfer Books Closed

The Corporation shall not be required to deliver certificates for or other evidence of Class B Common Shares while the share transfer books of the Corporation are properly closed, prior to any meeting of shareholders or for the payment of dividends or for any other purpose, and in the event of the surrender of any Warrant in accordance with the provisions hereof and the making of any subscription and payment for the Class B Common Shares called for thereby during any such period, delivery of certificates for or other evidence of Class B Common Shares may be postponed for a period not exceeding five (5) Business Days after the date of the re-opening of said share transfer books.

17.	Protection of Shareholders, Officers and Directors

Subject to as herein provided, all or any of the rights conferred upon the Holder may be enforced by the Holder by appropriate legal proceedings. No recourse under or upon any obligation, covenant or agreement herein contained or in any of the Warrants represented hereby shall be taken against any shareholder, employee, consultant, officer or director of Parent Corporation, the Corporation or any of their subsidiaries, either directly or through Parent Corporation, the Corporation or such subsidiaries, it being expressly agreed and declared that the obligations under the Warrants evidenced hereby, are solely corporate obligations of the Corporation and that no personal liability whatever shall attach to or be incurred by the shareholders, employees, consultants, officers or directors of Parent Corporation, the Corporation or any of their subsidiaries or any of them in respect thereof, any and all rights and claims against every such shareholder, employee, consultant, officer or director being hereby expressly waived as a condition of and as a consideration for the issue of the Warrants evidenced hereby.

18.	Lost Certificate

If this Warrant Certificate becomes stolen, lost, mutilated or destroyed the Corporation may, on such terms, as it may in its discretion impose, issue and countersign a new certificate of like denomination, tenor and date as this Warrant Certificate. The applicant for the issue of a new Warrant Certificate pursuant to this Section 18 shall bear the cost of the issue thereof and in the case of mutilation shall as a condition precedent to the issue thereof, deliver to the Corporation the mutilated Warrant Certificate, and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Corporation in its discretion, acting reasonably, and the applicant shall also be required to furnish an indemnity and surety bond in amount and form satisfactory to the Corporation in its discretion, acting reasonably, and shall pay the reasonable charges of the Corporation in connection therewith.

19.	Governing Law; Arbitration

This Warrant Certificate and the Warrants shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to conflicts of laws principles. Any claim or controversy arising out of or relating to the Warrants or this Warrant Certificate or any breach thereof between the parties shall be submitted to FINAL AND BINDING ARBITRATION BEFORE JAMS IN THE STATE OF CALIFORNIA, COUNTY AND CITY OF LOS ANGELES, PURSUANT TO THE JAMS COMPREHENSIVE ARBITRATION RULES AND PROCEDURES. ALL PARTIES FURTHER AGREE THAT THE ARBITRATION SHALL BE CONDUCTED BEFORE A SINGLE JAMS ARBITRATOR WHO IS A RETIRED CALIFORNIA OR FEDERAL JUDGE OR JUSTICE. The parties shall mutually agree on one arbitrator from the list provided by the arbitrating organization; provided that if the parties cannot agree, then each party shall select one arbitrator from the list, and the two (2) arbitrators so selected shall agree upon a third (3rd) arbitrator chosen from the same list, which third (3rd) arbitrator shall determine the dispute. The arbitrator shall, to the fullest extent permitted by law, have the power to grant all legal and equitable remedies including provisional remedies and award compensatory damages provided by law, however, the arbitrator shall not have authority to award punitive or exemplary damages. The arbitrator shall award costs and attorneys’ fees in accordance with the terms and conditions of this Warrant Certificate. The prevailing party in any arbitration or litigation shall be reimbursed for its arbitration costs (including attorneys’ fees) by the non-prevailing party. The parties further agree that, upon application of the prevailing party, any Judge of the Superior Court of the State of California, for the County of Los Angeles, may enter a judgment based on the final arbitration award issued by the JAMS arbitrator, and the parties expressly agree to submit to the jurisdiction of this Court for such a purpose. No action at law or in equity based upon any claim arising out of or related to this Warrant Certificate shall be instituted in any court by any party (or their respective equity holders) except (A) an action to compel arbitration pursuant to this Section 19 or (B) an action to enforce an award obtained in an arbitration proceeding in accordance with this Section 19. THE PARTIES UNDERSTAND THAT BY AGREEMENT TO BINDING ARBITRATION THEY ARE GIVING UP THE RIGHTS THEY MAY OTHERWISE HAVE TO TRIAL BY A COURT OR A JURY AND ALL RIGHTS OF APPEAL AND TO AN AWARD OF PUNITIVE OR EXEMPLARY DAMAGES.

20.	Severability

If any one or more of the provisions or parts thereof contained in this Warrant Certificate should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

(a)	the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

(b)	the invalidity, illegality or unenforceability of any provision or part thereof contained in this Warrant Certificate in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Warrant Certificate in any other jurisdiction.

21.	Headings

The headings of the articles, sections, subsections, clauses and paragraphs of this Warrant Certificate have been inserted for convenience and reference only and do not define, alter, limit or enlarge the meaning of any provision of this Warrant Certificate.

22.	Numbering of Articles, etc.

Unless otherwise stated, a reference herein to a numbered or lettered article, section, subsection, clause, paragraph or schedule refers to the article, section, subsection, clause, paragraph or schedule bearing that number or letter in this Warrant Certificate.

23.	Gender

Whenever used in this Warrant Certificate, words importing the singular number only shall include the plural, and vice versa, and words importing gender shall include the masculine, feminine and neuter genders.

24.	Day not a Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a Business Day.

25.	Binding Effect

This Warrant Certificate and all of its provisions shall enure to the benefit of the Holder and its successors and permitted assigns and shall be binding upon the Corporation and its successors and assigns. This Warrant Certificate may be executed in counterparts, each of which will be deemed to be an original and both of which together will constitute a single agreement. The exchange of copies of this Warrant Certificate via email or other electronic means and of electronic signatures shall constitute effective execution and delivery of this Warrant Certificate as to the parties hereto. Electronic signatures transmitted via email or other electronic means shall be deemed to be an original signature for all purposes.

26.	Notice

Any notice, document or communication required or permitted by this Warrant Certificate to be given by a party hereto shall be in writing and is sufficiently given to the other party if delivered personally, or if sent by prepaid registered mail, or if transmitted by any form of recorded telecommunication tested prior to transmission, to such party addressed as follows:

(a)	to the Holder, at:

[ADDRESS]

Attn:

(b)	to the Corporation, at:

MM CAN USA, Inc.
10115 Jefferson Boulevard

Culver City, California

U.S.A. 90232

Attention: Dan Edwards, SVP, Legal Affairs

E-mail:       dan.edwards@medmen.com

Notice so mailed shall be deemed to have been given on the fifth (5th) Business Day after deposit in a post office or public letter box. Neither party shall mail any notice, request or other communication hereunder during any period in which applicable postal workers are on strike or if such strike is imminent and may reasonably be anticipated to affect the normal delivery of mail. Notice transmitted by a form of recorded telecommunication or delivered personally shall be deemed given on the day of transmission or personal delivery, as the case may be. Any party may from time to time notify the other in the manner provided herein of any change of address which thereafter, until change by like notice, shall be the address of such party for all purposes hereof.

27.	Time of Essence

Time shall be of the essence of this Warrant Certificate.

28.	Currency

All dollar amounts referred to in this Warrant Certificate are in U.S. Dollars, except where expressly indicated otherwise.

29.	Modification

Unless otherwise provided, no modification or amendment of any provision of this Warrant Certificate or consent to departure from the terms of this Warrant Certificate will be effective unless in writing and approved by the Corporation and a Majority in Interest.

[Remainder of the page intentionally left blank]

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its duly authorized officer as of this _____ day of ______________, 2021.

MM CAN USA, inc., a California corporation
By:
Name: Its:

MEDMEN ENTERPRISES INC. RIGHTS CERTIFICATE

Each Warrant evidenced hereby and each Class B Common Share issuable on exercise of such Warrants shall have attached to it a right (a “Right”) that shall entitle the Holder to receive one Class B Subordinate Voting Share of MedMen Enterprises Inc. (each a “Subordinate Voting Share”) upon the redemption or exchange of such Class B Common Shares in accordance with their terms. The Rights will not be tradable separately from the Warrants nor the Class B Common Shares. This Warrant Certificate shall evidence the Rights. The Holder acknowledges that the Rights and the Subordinate Voting Shares are issued by MedMen Enterprises Inc. and may be subject to resale restrictions under applicable Canadian securities laws and that this legend shall be deemed to be on the certificate that represents the Rights: Unless permitted under securities legislation, the holder of this security must not trade the security before ____________, 2021.

MEDMEN ENTERPRISES INC.
By:
Name: Its:

SCHEDULE “A”

SUBSCRIPTION FORM

TO:	MM CAN USA, INC.

10115 Jefferson Boulevard

Culver City, California

U.S.A. 90232

The undersigned holder of the within Amended and Restated Warrant Certificate dated as of ______________, 2021 (the “Warrant Certificate”) hereby irrevocably subscribes for _________ Class B Common Shares (the “Shares”) of MM CAN USA, Inc., a California corporation (the “Corporation”) pursuant to the Warrant Certificate at the Exercise Price per Warrant specified in the said Warrant Certificate and encloses herewith cash or a certified check, money order or wire transfer payable to or to the order of the Corporation in payment of the subscription price therefor or has selected below to exercise the applicable Warrants on a cashless basis pursuant to Section 3(b) of the within Warrant Certificate. Capitalized terms used herein have the meanings set forth in the within Warrant Certificate.

☐	Please check box if the undersigned holder is exercising Warrants on a cashless basis pursuant to Section 3(b) of the within Warrant Certificate and specify the number of Exercised Shares _________.

The undersigned represents, warrants and certifies that the undersigned:

(i)	is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act and, was not formed for the specific purpose of acquiring the Shares and is acquiring the Shares for his, her or its own account for investment purposes only, and not with a view toward the distribution or the resale thereof and that the Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or unless such disposition is exempt from registration thereunder;

(ii)	UNDERSTANDS THAT THE OFFERING AND THE SALE OF THE SHARES HAS NOT BEEN REGISTERED UNDER THE LAWS OF ANY JURISDICTION (INCLUDING THE SECURITIES ACT), OR THE LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA OR THE LAWS OF ANY FOREIGN JURISDICTION); AND FURTHER UNDERSTANDS THAT THE CORPORATION HAS NOT BEEN, AND IS NOT ANTICIPATED TO BE, REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”);

(iii)	understands that the Shares purchased by him, her or it is not part of a public offering facilitated by means of any form of general solicitation or general advertising not permitted by Regulation D under the Securities Act and understands that the Shares may not be offered, resold or otherwise transferred (including by pledge or by hypothecation) unless such offer, resale or transfer (x) is pursuant to a valid registration statement under the Securities Act and any applicable state or foreign securities or “blue sky” laws or (y) is pursuant to an exemption from the registration requirements of the Securities Act, and, in each case, in compliance with any applicable state or foreign securities or “blue sky” laws (which imposes substantial restrictions on transfer) and determination by the Corporation that any such resale or transfer will not cause the Corporation to be required to register as an investment company under the Investment Company Act;

(iv)	if required by applicable securities laws, the Corporation or the Parent Corporation, the undersigned covenants and agrees to execute, deliver and file or assist, including by way of providing requisite information, the Corporation or the Parent Corporation, as applicable, in filing such reports, undertakings and other documents with respect to the issuance of the Shares or any shares of the Parent Corporation as may be required by any securities commission, stock exchange or other regulatory authority;

(v)	acknowledges and consents to the collection, use and disclosure of the information provided by the undersigned or collected by the Corporation, the Parent Corporation or their agents as reasonably necessary in connection with the undersigned’s subscription of the Shares or any shares of the Parent Corporation. Such information is being collected by the Corporation or the Parent Corporation for the purposes of completing such issuance and subscription, which includes, without limitation, determining the undersigned’s eligibility to subscribe for the Shares or the shares of the Parent Corporation under applicable securities laws, preparing and registering the securities to be issued to the undersigned and completing filings required by any stock exchange or securities regulatory authority. The undersigned’s information may be disclosed by the Corporation or the Parent Corporation to: (i) stock exchanges or securities regulatory authorities (with may thereafter publicly disclose such information in accordance with their rules and policies); (ii) the Canada Revenue Agency, the Internal Revenue Service or other taxing authorities; and (iii) any of the other parties involved in the transactions described within this Subscription Form, including legal counsel, and may be included in record books prepared in connection with the transactions described herein. By executing this Subscription Form, the undersigned is deemed to be consenting to the foregoing collection, use and disclosure of the undersigned’s information;

(vi)	hereby provides consent to the disclosure of his, her or its information to the Canadian Securities Exchange (the “CSE”) pursuant to Form 9 – Notice of Issuance or Proposed Issuance of Listed Securities of the CSE or otherwise pursuant to such filing and the collection, use and disclosure of his, her or its information by the CSE in the manner and for the purposes described in Appendix A of such Form 9 or as otherwise identified by the CSE, from time to time; and

(vii)	the representations and warranties of the undersigned (or its successor in interest) contained in that certain Warrant Subscription Certificate dated as of [SUBSCRIPTION DATE] and entered into by the undersigned (or its successor in interest), are true and correct in all material respects with respect to the undersigned as of the date hereof and shall survive the issuance of the Shares.

[Signature Page to Follow]

DATED this _____ day of _____________________, 20______.

NAME:
Signature:
Registration Instructions:

☐	Please check box if the Class B Common Share certificates or other applicable evidence for the Shares subscribed for hereunder are to be delivered at the office where this Warrant Certificate is surrendered, failing which the Class B Common Share certificates or other applicable evidence will be mailed to the subscriber at the address set out above.

If any Warrants represented by this certificate are not being exercised, a new Warrant certificate will be issued and delivered with the Class B Common Share certificates or other applicable evidence for the Class B Common Shares subscribed for hereunder.

SCHEDULE “B”

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned Warrantholder hereby sells, assigns and transfers unto ________________ (the “Transferee”), at the address of _________________________, an aggregate of __________ Warrants to purchase Class B Common Shares in the capital of MM CAN USA, Inc., a California corporation (the “Corporation”) registered in the name of the undersigned on the records of the Corporation represented by the within Warrant Certificate, and irrevocably appoints the Chief Financial Officer of the Corporation as the attorney of the undersigned to transfer the said securities on the books or register of transfer, with full power of substitution. Capitalized terms used herein have the meanings set forth in the within Warrant Certificate.

DATED the _______ day of ______________________, 20_____.

Witness Signature (if Warrantholder is an individual)	Signature of Warrantholder

Acknowledged and accepted by the Transferee as of the above date:

Witness Signature (if Transferee is an individual)	Signature of Transferee

EXHIBIT B3

Downround Warrants

[See attached]

WARRANT CERTIFICATE

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (i) RULE 144 OR (ii) 144A UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, (D) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR (E) UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(i) OR (D) ABOVE, A LEGAL OPINION REASONABLY SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED TO THE TRANSFER AGENT TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

THIS WARRANT AND THE UNDERLYING SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSON IN THE UNITED STATES AND THE UNDERLYING SHARES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. "UNITED STATES" AND "U.S. PERSON" ARE USED HEREIN AS SUCH TERMS ARE DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”

THIS WARRANT IS EXERCISABLE ONLY PRIOR TO 5:00 P.M., PACIFIC TIME, ON September 16, 2025, AFTER WHICH TIME THESE WARRANTS SHALL BE NULL AND VOID.

Warrant Certificate No. 2021-MNTH-NO.	Warrants to acquire [*] Class B Common Shares at the Exercise Price

WARRANTS TO PURCHASE CLASS B COMMON SHARES

OF

MM CAN USA, INC.

(the “Corporation”)

(a corporation existing under the laws of the State of California)

THIS CERTIFIES THAT, for value received, [HOLDER] located at [ADDRESS] (the “Holder”) is entitled, at any time prior to the Expiry Time, to purchase, at the Exercise Price, one Class B Common Share for each Warrant evidenced by this certificate (this “Warrant Certificate”) on and subject to the terms and conditions set forth below.

Nothing contained herein shall confer any right upon the Holder to subscribe for or purchase any Class B Common Shares at any time after the Expiry Time, and from and after the Expiry Time, the Warrants and all rights hereunder shall be void and of no value.

This Warrant Certificate is being issued to Holder as part of a series of similar warrant certificates (collectively the “Related Warrant Certificates”) issued to holders thereof (collectively, with Holder, the “Holders”) in connection with the making of that certain term loan in original principal amount of up to $12,000,000 (the “Loan”), which Loan is evidenced by that certain Senior Secured Term Note dated September 16, 2020 and governed by that certain Senior Secured Term Loan Agreement dated as of October 1, 2018, as modified by that certain First Modification to Senior Secured Commercial Loan Agreement dated April 8, 2019 (the “First Modification”), and further modified by that certain Second Modification to Senior Secured Commercial Loan Agreement dated January 13, 2020 (the “Second Modification”), and further modified by that certain Third Modification to Senior Secured Commercial Loan Agreement dated July 2, 2020 (the “Third Modification”), and further modified by that certain Fourth Modification to Senior Secured Commercial Loan Agreement dated September 16, 2020 (the “Fourth Modification”), and further modified by that certain Fifth Modification to Senior Secured Commercial Loan Agreement dated [*], 2021 (the “Fifth Modification”).

30.	Definitions

In this Warrant Certificate, including the preamble, unless there is something in the subject matter or context inconsistent therewith, the following expressions shall have the following meanings namely:

(a)	“Business Day” means a day which is not a Saturday, Sunday, or a civic or statutory holiday in Los Angeles, California or Toronto, Ontario;

(b)	“Class B Common Shares” means the Class B Common Shares in the capital of the Corporation as such shares were constituted on the date hereof, as the same may be reorganized, reclassified or redesignated pursuant to any of the events set out in Section 11;

(c)	“Corporation” means MM CAN USA, Inc., a corporation existing under the laws of the State of California and its successors and assigns;

(d)	“Current Market Price” at any date shall be the volume-weighted average sale price per Class B Common Share for the 20 consecutive trading days ending immediately before such date on the Canadian Securities Exchange or such other principal stock exchange on which the Class B Common Shares may then be listed, or, if the Class B Common Shares are not listed on any stock exchange, the Current Market Price shall equal the volume-weighted average sale price per Subordinate Voting Share for the 20 consecutive trading days ending immediately before such date on the Canadian Securities Exchange (and in such case translated into U.S. dollars at the exchange rate reported by Bloomberg.com as of 5 pm Eastern Time on the 20th consecutive trading day) or such other principal stock exchange on which the Subordinate Voting Shares may then be listed, and if the Subordinate Voting Shares are not listed on any stock exchange, then the Current Market Price shall be determined by the directors, acting reasonably and in good faith, which determination shall be conclusive. The volume-weighted average sale price per Class B Common Share or Subordinate Voting Share (as applicable) shall be determined by dividing the aggregate sale price of all such shares sold on the said exchange during the said 20 consecutive trading days by the total number of such shares so sold.

(e)	“Exercise Price” means U.S. $[*] per Class B Common Share unless such price shall have been adjusted in accordance with the provisions of Section 11, in which case it shall mean the adjusted price in effect at such time.

(f)	“Exercised Shares” means, upon any exercise of the Holder’s right of purchase pursuant to this Warrant Certificate, the amount of Class B Common Shares for which subscription is being made as specified in the Subscription Form.

(g)	“Expiry Time” means 5:00 p.m., Pacific time, on September 16, 2025;

(h)	“Form of Transfer” means the form of transfer annexed hereto as Schedule “B”;

(i)	“Majority in Interest” the Holders of Related Warrant Certificates representing Warrants to acquire a majority of the Class B Common Shares that remain available for purchase under the Related Warrant Certificates.

(j)	“Parent Corporation” means MedMen Enterprises Inc., a corporation existing under the laws of the Province of British Columbia;

(k)	“person” means an individual, corporation, limited liability company, partnership, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative, or any group or combination thereof;

(l)	“Subordinate Voting Shares” means the Class B Subordinate Voting Shares in the capital of the Parent Corporation.

(m)	“Subscription Form” means the form of subscription annexed hereto as Schedule “A”;

(n)	“subsidiary” has the meaning ascribed to such term in the Securities Act;

(o)	“Securities Act” means the United States Securities Act of 1933, as amended; and

(p)	“Warrants” means the Class B Common Share purchase warrants represented by this Warrant Certificate, with each Warrant being exercisable to acquire one Class B Common Share at the Exercise Price at any time prior to the Expiry Time.

31.	Expiry Time

At the Expiry Time, all rights under any Warrants evidenced hereby, in respect of which the right of subscription and purchase herein provided for shall not theretofore have been exercised, shall wholly cease and terminate and such Warrants shall be void and of no value or effect.

32.	Exercise Procedure

The Holder may exercise the right of purchase herein provided for by surrendering or delivering to the Corporation prior to the Expiry Time at its principal office this Warrant Certificate, with the Subscription Form duly completed and executed by the Holder or its legal representative or attorney, duly appointed by an instrument in writing in form and manner satisfactory to the Corporation, and:

(a)	a certified check, money order or wire transfer in readily available funds payable to or to the order of the Corporation in U.S. dollars in an amount equal to the Exercise Price multiplied by the number of Exercised Shares (such amount, the “Aggregate Exercise Price”); or

(b)	in lieu of paying cash for the Aggregate Exercise Price, the Holder may elect to receive a number of Class B Common Shares equal to the number of Exercised Shares, minus that number of Class B Common Shares having an aggregate Current Market Price equal to such Aggregate Exercise Price as of the Exercise Date.

Any Warrants referred to in the foregoing clauses shall be deemed to be surrendered only upon delivery of such Warrants, and, if applicable, a certified check, money order or wire transfer to the Corporation at its principal office in the manner provided in Section 26. The date of such surrender shall be deemed the “Exercise Date” for purposes of this Warrant Certificate.

This Warrant Certificate is exchangeable, upon the surrender hereof by the Holder, for one or more new Warrant Certificates of like tenor representing, in the aggregate, the right to subscribe for the number of Class B Common Shares which may be subscribed for hereunder; provided, that notwithstanding the foregoing, after any election to exercise, the number of Class B Common Shares covered by this Warrant Certificate shall be deemed automatically reduced by the number of Exercised Shares.

33.	Entitlement to Certificate

Upon exercise of the Warrants represented hereby and upon making all deliveries and payments as provided in Section 3, the Corporation shall cause to be issued to the Holder the Class B Common Shares subscribed for not exceeding those which such Holder is entitled to purchase pursuant to this Warrant Certificate and the Holder shall become a shareholder of record of the Corporation in respect of such Class B Common Shares with effect from the date of such delivery and payment and shall be entitled to delivery of a certificate or certificates or direct registration system (DRS) advice(s) evidencing such Class B Common Shares and the Corporation shall use commercially reasonable efforts to cause such certificate or certificates or DRS Advice(s) to be mailed to the Holder at the address or addresses specified in such subscription within five (5) Business Days of such delivery and payment.

34.	Register of Warrantholders and Transfer of Warrants

The Corporation shall cause a register to be kept in which shall be entered the names and addresses of all holders of the Warrants and the number of Warrants held by them. The Warrants may be transferred by a Holder, in whole or in part in conformance with this Warrant Certificate. No transfer of Warrants shall be valid unless made by the Holder or its executors, administrators or other legal representatives or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Corporation upon compliance with such reasonable requirements as the Corporation may prescribe, including compliance with the Securities Act and all other applicable state, provincial and federal securities laws, and recorded on the register of holders of Warrants maintained by the Corporation, nor until stamp or governmental or other charges arising by reason of such transfer have been paid. The transferee of a Warrant shall, after a Form of Transfer is duly completed and the Warrant is delivered to the Corporation and upon compliance with all other reasonable requirements of the Corporation and requirements of law, be entitled to have its name entered on the register as the owner of such Warrant, free from all equities or rights of set-off or counterclaim between the Corporation and the transferor or any previous holder of such Warrant, save in respect of equities or rights of which the Corporation is required to take notice by statute or by order of a court of competent jurisdiction. The Corporation may treat the registered holder of this Warrant Certificate as the absolute owner of the Warrants represented hereby for all purposes, and the Corporation shall not be affected by any notice or knowledge to the contrary except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

35.	Partial Exercise

The Holder may subscribe for and purchase a number of Exercised Shares less than the number the Holder is entitled to purchase pursuant to this Warrant Certificate. In the event of any such subscription and purchase prior to the Expiry Time, the Holder shall be entitled to receive, without charge, a new Warrant Certificate in respect of the balance of the Class B Common Shares to which the Holder was entitled to purchase pursuant to this Warrant Certificate and which were then not purchased.

36.	No Fractional Shares

Notwithstanding any adjustments provided for in Section 11 or otherwise, the Corporation shall not be required upon the exercise of any Warrants, to issue fractional Class B Common Shares in satisfaction of its obligations hereunder and no amount shall be payable by the Corporation in respect of any such fraction of a Class B Common Share.

37.	Not a Shareholder

Nothing in this Warrant Certificate or in the holding of the Warrants evidenced hereby shall be construed as conferring upon the Holder any right or interest whatsoever as a shareholder of the Corporation.

38.	No Obligation to Purchase

Nothing herein contained or done pursuant hereto shall obligate the Holder to purchase or pay for or the Corporation to issue any Class B Common Shares except those Class B Common Shares in respect of which the Holder shall have exercised its right to purchase hereunder in the manner provided herein.

39.	Covenants

(a)	The Corporation covenants and agrees that:

(i)	so long as any Warrants evidenced hereby remain outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Class B Common Shares to satisfy the right of purchase herein provided for should the Holder determine to exercise its rights in respect of all the Class B Common Shares for the time being called for by such outstanding Warrants; and

(ii)	all Class B Common Shares which shall be issued upon the exercise of the right to purchase herein provided for, upon payment therefor of the amount at which such Class B Common Shares may at the time be purchased pursuant to the provisions hereof, shall be issued as fully paid and non-assessable Class B Common Shares.

(b)	The Corporation covenants and agrees that, so long as any Warrants evidenced hereby remain outstanding, it shall use commercially reasonable efforts to preserve and maintain its corporate existence.

40.	Adjustment to Exercise Price

The Exercise Price in effect at any time is subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	If and whenever, at any time after the date hereof and prior to the Expiry Time, the Corporation:

(i)	issues Class B Common Shares or securities exchangeable for or convertible into Class B Common Shares to all or substantially all the holders of the Class B Common Shares as a stock dividend;

(ii)	makes a distribution on its outstanding Class B Common Shares payable in Class B Common Shares or securities exchangeable for or convertible into Class B Common Shares;

(iii)	subdivides its outstanding Class B Common Shares into a greater number of Class B Common Shares; or

(iv)	consolidates its outstanding Class B Common Shares into a smaller number of Class B Common Shares;

(any of such events being called a “Share Reorganization”), then the Exercise Price will be adjusted effective immediately after the effective date or record date for a Share Reorganization, as the case may be, at which the holders of Class B Common Shares are determined for the purpose of the Share Reorganization by multiplying the Exercise Price in effect immediately prior to such effective date or record date, as the case may be, by a fraction, the numerator of which is the number of Class B Common Shares outstanding on such effective date or record date, as the case may be, before giving effect to such Share Reorganization and the denominator of which is the number of Class B Common Shares outstanding immediately after giving effect to such Share Reorganization (including, in the case where securities exchangeable for or convertible into Class B Common Shares are distributed, the number of Class B Common Shares that would have been outstanding had all such securities been exchanged for or converted into Class B Common Shares on such effective date or record date).

(b)	If and whenever, at any time after the date hereof and prior to the Expiry Time, the Corporation fixes a record date for the issue of rights, options or warrants to the holders of all or substantially all of its outstanding Class B Common Shares under which such holders are entitled to subscribe for or purchase Class B Common Shares or securities exchangeable for or convertible into Class B Common Shares, where:

(i)	the right to subscribe for or purchase Class B Common Shares, or securities exchangeable for or convertible into Class B Common Shares, expires not more than forty-five (45) days after the record date of such issue (such period being the “Rights Period”); and

(ii)	the cost per Class B Common Share (inclusive of any cost of acquisition of securities exchangeable for or convertible into Class B Common Shares in addition to any direct cost of Class B Common Shares) (in this Section 11 called the “Per Share Cost”) is less than 95% of the Current Market Price of the Class B Common Shares on the record date,

(any of such events being called a “Rights Offering”), then the Exercise Price will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Exercise Price in effect immediately prior to the end of the Rights Period by a fraction:

(A)	the numerator of which is the aggregate of:

(1)	the number of Class B Common Shares outstanding as of the record date for the Rights Offering; and

(2)	a number determined by dividing the product of the Per Share Cost and:

(I)	where the event giving rise to the application of this Section 11(b) was the issue of rights, options or warrants to the holders of Class B Common Shares under which such holders are entitled to subscribe for or purchase additional Class B Common Shares, the number of Class B Common Shares so subscribed for or purchased during the Rights Period, or

(II)	where the event giving rise to the application of this Section 11(b) was the issue of rights, options or warrants to the holders of Class B Common Shares under which such holders are entitled to subscribe for or purchase securities exchangeable for or convertible into Class B Common Shares, the number of Class B Common Shares for which those securities so subscribed for or purchased during the Rights Period could have been exchanged or into which they could have been converted during the Rights Period, by the Current Market Price of the Class B Common Shares as of the record date for the Rights Offering; and

(B)	the denominator of which is:

(1)	in the case described in paragraph 11(b)(A)(2)(I), the number of Class B Common Shares outstanding, or

(2)	in the case described in paragraph 11(b)(A)(2)(II), the number of Class B Common Shares that would be outstanding if all the Class B Common Shares described in paragraph 11(b)(A)(2)(II) had been issued, as at the end of the Rights Period.

Any Class B Common Shares owned by or held for the account of the Corporation or any subsidiary of the Corporation will be deemed not to be outstanding for the purpose of any such computation.

To the extent that any adjustment in the Exercise Price occurs pursuant to this Section 11(b) as a result of the fixing by the Corporation of a record date for the distribution of rights, options or warrants referred to in this Section 11(b), the Exercise Price will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Class B Common Shares actually issued and remaining issuable after such expiration, and will be further readjusted in such manner upon expiration of any further such right.

(c)	If and whenever, at any time after the date hereof and prior to the Expiry Time, the Corporation fixes a record date for the issue or the distribution to the holders of all or substantially all its Class B Common Shares of:

(i)	shares of the Corporation of any class other than Class B Common Shares;

(ii)	rights, options or warrants to acquire Class B Common Shares or securities exchangeable for or convertible into Class B Common Shares;

(iii)	evidence of indebtedness; or

(iv)	any securities, property or other assets,

and if such issuance or distribution does not constitute (A) a Share Reorganization, or (B) a Rights Offering (any of such non-excluded events being called a “Special Distribution”), then the Exercise Price will be adjusted effective immediately after such record date to a price determined by multiplying the Exercise Price in effect on such record date by a fraction:

(A)	the numerator of which is:

(1)	the product of the number of Class B Common Shares outstanding on such record date and the Current Market Price of the Class B Common Shares on such record date; less

(2)	the aggregate fair market value (as determined by action by the directors of the Corporation, acting reasonably and in good faith, whose determination shall be conclusive) to the holders of the Class B Common Shares of such securities, evidence of indebtedness, property or other assets so issued or distributed in the Special Distribution; and

(B)	the denominator of which is the number of Class B Common Shares outstanding on such record date multiplied by the Current Market Price of the Class B Common Shares on such record date.

Any Class B Common Shares owned by or held for the account of the Corporation or any subsidiary of the Corporation will be deemed not to be outstanding for the purpose of any such computation.

(d)	If and whenever, at any time after the date hereof and prior to the Expiry Time, there is a capital reorganization of the Corporation or a reclassification or other change in the Class B Common Shares, or a consolidation, amalgamation, arrangement or merger of the Corporation with or into any other corporation or other entity (other than a consolidation, amalgamation, arrangement or merger which does not result in any reclassification or redesignation of the outstanding Class B Common Shares or a change or exchange of the Class B Common Shares into or for other shares, securities or property), or a transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a “Capital Reorganization”), the Holder, upon exercising the Warrants after the effective date of such Capital Reorganization, will be entitled to receive in lieu of the number of Class B Common Shares to which such Holder was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property which such Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Class B Common Shares to which such Holder was theretofore entitled upon exercise of the Warrants. If determined appropriate by action of the directors of the Corporation, acting reasonably and in good faith, appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Warrant Certificate with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Warrant Certificate will thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares, other securities or other property thereafter deliverable upon the exercise hereof. Any such adjustment must be made by and set forth in an amendment to this Warrant Certificate approved by action by the directors of the Corporation and will for all purposes be conclusively deemed to be an appropriate adjustment.

(e)	If at any time after the date hereof and prior to the Expiry Time any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of Sections 11(a), (b) or (c), then the number of Class B Common Shares purchasable upon the subsequent exercise of the Warrants shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Class B Common Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

41.	Rules Regarding Adjustments

(a)	The adjustments provided for in Section 11 are cumulative and will, in the case of adjustments to the Exercise Price, be computed to the nearest one-tenth of one cent and will be made successively whenever an event referred to therein occurs, subject to the following subsections of this Section 12.

(b)	No adjustment in the Exercise Price is required to be made unless such adjustment would result in a change of at least 1% in the prevailing Exercise Price; provided, however, that any adjustments which, except for the provisions of this Section 12(b), would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustments.

(c)	No adjustment in the Exercise Price will be made in respect of any event described in Section 11 if the Holder is entitled to participate in such event on the same terms, mutatis mutandis, as if the Holder had exercised the Warrants prior to or on the effective date or record date of such event.

(d)	No adjustment in the Exercise Price (or the number of Class B Common Shares issuable upon exercise hereof) will be made under Section 11 in respect of any dividends paid in the ordinary course to holders of Class B Common Shares, whether in (i) cash, (ii) shares of the Corporation, (iii) warrants or similar rights to purchase any shares of the Corporation or property or other assets of the Corporation, and any such dividend will be deemed not to be a Share Reorganization, a Rights Offering or a Special Distribution, or in respect of any distribution of Class B Common Shares pursuant to the exercise of stock options granted under incentive plans of the Corporation or pursuant to the redemption or exchange in accordance with their terms of securities of any subsidiaries of the Corporation.

(e)	If at any time a dispute arises with respect to adjustments provided for in Section 11, such dispute will be conclusively determined by the auditors of the Corporation or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action by the directors of the Corporation, acting reasonably and in good faith, and any such determination will be binding upon the Corporation, the Holder and shareholders of the Corporation. The Corporation will provide such auditors or accountants with access to all necessary records of the Corporation.

(f)	If, after the date of issuance of the Warrants, the Corporation takes any action affecting the Class B Common Shares, other than an action described in Section 11, which in the opinion of the board of directors of the Corporation, acting reasonably and in good faith, would materially affect the rights of the Holder, the Exercise Price will be adjusted in such manner, if any, and at such time, as determined by action by the directors of the Corporation, but subject in all cases to any necessary regulatory approval.

(g)	If the Corporation sets a record date to determine the holders of the Class B Common Shares for the purpose of entitling them to receive any dividend or distribution or sets a record date to take any other action and, thereafter and before the distribution to such shareholders of any such dividend or distribution or the taking of any other action, decides not to implement its plan to pay or deliver such dividend or distribution or take such other action, then no adjustment in the Exercise Price will be required by reason of the setting of such record date.

(h)	In the absence of a resolution of the directors of the Corporation fixing a record date for a Special Distribution or Rights Offering, the Corporation will be deemed to have fixed as the record date therefor the date on which the Special Distribution or Rights Offering is effected.

(i)	As a condition precedent to the taking of any action which would require any adjustment to the Warrants evidenced by this Warrant Certificate, including the Exercise Price, the Corporation must take any corporate action which may be necessary in order that the Corporation have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which the Holder is entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(j)	The Corporation will from time to time, immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Section 11, forthwith give notice to the Holder specifying the event requiring such adjustment or readjustment and the results thereof, including the resulting Exercise Price.

(k)	The Corporation covenants to and in favour of the Holder that so long as the Warrants remain outstanding, it will give notice to the Holder of its intention to fix a record date or effective date for any event referred to in Sections 11(a), (b) or (c) (other than the subdivision or consolidation of the Class B Common Shares) which may give rise to an adjustment in the Exercise Price, and, in each case, such notice must specify the particulars of such event and the record date and the effective date for such event; provided that the Corporation is only required to specify in such notice such particulars of such event as have been fixed and determined on the date on which such notice is given.

42.	Consolidation and Amalgamation

(a)	The Corporation shall not enter into any transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other corporation (herein called a “successor corporation”) whether by way of reorganization, reconstruction, consolidation, arrangement, amalgamation, merger, transfer, sale, disposition or otherwise, unless prior to or contemporaneously with the consummation of such transaction the Corporation and the successor corporation shall have executed such instruments and done such things as the Company, acting reasonably, considers are necessary or advisable to establish that upon the consummation of such transaction:

(i)	the successor corporation will have assumed all the covenants and obligations of the Corporation under this Warrant Certificate, and

(ii)	the Warrants will be valid and binding obligations of the successor corporation entitling the Holder, as against the successor corporation, to all the rights of the Holder under this Warrant Certificate.

(b)	Whenever the conditions of Section 13(a) shall have been duly observed and performed the successor corporation shall possess, and from time to time may exercise, each and every right and power of the Corporation under this Warrant Certificate in the name of the Corporation or otherwise and any act or proceeding by any provision hereof required to be done or performed by any director or officer of the Corporation may be done and performed with like force and effect by the like directors or officers of the successor corporation.

43.	Legends

Any certificate representing the Class B Common Shares issued upon the exercise of the Warrants will bear the following legend:

“THE COMMON SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH COMMON SHARES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH COMMON SHARES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION,  (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (D) WITH THE PRIOR WRITTEN CONSENT OF THE CORPORATION, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE SECURITIES LAWS.

THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO RESTRICTION AS SET FORTH IN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF MM CAN USA, INC.”

44.	Representation and Warranty

(a)	The Corporation hereby represents and warrants with and to the Holder that the Corporation is duly authorized and has the corporate power and authority to create and issue the Warrants evidenced by this Warrant Certificate and the Class B Common Shares issuable upon the exercise hereof and to perform its obligations hereunder.

(b)	By accepting this Warrant Certificate on the date hereof, the Holder hereby represents and warrants with and to the Corporation that the Holder:

(i)	is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act and, was not formed for the specific purpose of acquiring the Class B Common Shares and is entering into this Warrant Certificate for his, her or its own account for investment purposes only, and not with a view toward the distribution or the resale thereof and that the Warrants and the Class B Common Shares into which they are exercisable must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or unless such disposition is exempt from registration thereunder;

(ii)	UNDERSTANDS THAT THE ISSUANCE OF THE WARRANTS HAS NOT BEEN REGISTERED UNDER THE LAWS OF ANY JURISDICTION (INCLUDING THE SECURITIES ACT), OR THE LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA OR THE LAWS OF ANY FOREIGN JURISDICTION); AND FURTHER UNDERSTANDS THAT THE CORPORATION HAS NOT BEEN, AND IS NOT ANTICIPATED TO BE, REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”);

(iii)	understands that the Warrants are not part of a public offering facilitated by means of any form of general solicitation or general advertising not permitted by Regulation D under the Securities Act and understands that the Warrants may not be offered, resold or otherwise transferred (including by pledge or by hypothecation) unless such offer, resale or transfer (x) is pursuant to a valid registration statement under the Securities Act and any applicable state or foreign securities or “blue sky” laws or (y) is pursuant to an exemption from the registration requirements of the Securities Act, and, in each case, in compliance with any applicable state or foreign securities or “blue sky” laws (which imposes substantial restrictions on transfer) and determination by the Corporation that any such resale or transfer will not cause the Corporation to be required to register as an investment company under the Investment Company Act;

(iv)	the representations and warranties of the Holder contained in that certain Warrant Subscription Certificate dated as of [SUBSCRIPTION DATE] and entered into by the Holder, are true and correct in all material respects as of the date hereof and shall survive the issuance of the Warrants.

(v)	if required by applicable securities laws, the Corporation or the Parent Corporation, the Holder covenants and agrees to execute, deliver and file or assist, including by way of providing requisite information, the Corporation or the Parent Corporation, as applicable, in filing such reports, undertakings and other documents with respect to the issuance of the Warrants, the Class B Common Shares or any shares of the Parent Corporation as may be required by any securities commission, stock exchange or other regulatory authority;

(vi)	acknowledges and consents to the collection, use and disclosure of the information provided by the Holder or collected by the Corporation, the Parent Corporation or their agents as reasonably necessary in connection with the Holder’s subscription of the Warrants, the Class B Common Shares or any shares of the Parent Corporation. Such information is being collected by the Corporation or the Parent Corporation for the purposes of completing such issuance and subscription, which includes, without limitation, determining the Holder’s eligibility to subscribe for the Warrants, the Class B Common Shares or the shares of the Parent Corporation under applicable securities laws, preparing and registering the securities to be issued to the Holder and completing filings required by any stock exchange or securities regulatory authority. The Holder’s information may be disclosed by the Corporation or the Parent Corporation to: (i) stock exchanges or securities regulatory authorities (with may thereafter publicly disclose such information in accordance with their rules and policies); (ii) the Canada Revenue Agency, the Internal Revenue Service or other taxing authorities; and (iii) any of the other parties involved in the transactions described within this Warrant Certificate, including legal counsel, and may be included in record books prepared in connection with the transactions described herein. By accepting this Warrant Certificate, the Holder is deemed to be consenting to the foregoing collection, use and disclosure of the Holder’s information; and

(vii)	hereby provides consent to the disclosure of his, her or its information to the Canadian Securities Exchange (the “CSE”) pursuant to Form 9 – Notice of Issuance or Proposed Issuance of Listed Securities of the CSE or otherwise pursuant to such filing and the collection, use and disclosure of his, her or its information by the CSE in the manner and for the purposes described in Appendix A of such Form 9 or as otherwise identified by the CSE, from time to time.

45.	If Share Transfer Books Closed

The Corporation shall not be required to deliver certificates for or other evidence of Class B Common Shares while the share transfer books of the Corporation are properly closed, prior to any meeting of shareholders or for the payment of dividends or for any other purpose, and in the event of the surrender of any Warrant in accordance with the provisions hereof and the making of any subscription and payment for the Class B Common Shares called for thereby during any such period, delivery of certificates for or other evidence of Class B Common Shares may be postponed for a period not exceeding five (5) Business Days after the date of the re-opening of said share transfer books.

46.	Protection of Shareholders, Officers and Directors

Subject to as herein provided, all or any of the rights conferred upon the Holder may be enforced by the Holder by appropriate legal proceedings. No recourse under or upon any obligation, covenant or agreement herein contained or in any of the Warrants represented hereby shall be taken against any shareholder, employee, consultant, officer or director of Parent Corporation, the Corporation or any of their subsidiaries, either directly or through Parent Corporation, the Corporation or such subsidiaries, it being expressly agreed and declared that the obligations under the Warrants evidenced hereby, are solely corporate obligations of the Corporation and that no personal liability whatever shall attach to or be incurred by the shareholders, employees, consultants, officers or directors of Parent Corporation, the Corporation or any of their subsidiaries or any of them in respect thereof, any and all rights and claims against every such shareholder, employee, consultant, officer or director being hereby expressly waived as a condition of and as a consideration for the issue of the Warrants evidenced hereby.

47.	Lost Certificate

If this Warrant Certificate becomes stolen, lost, mutilated or destroyed the Corporation may, on such terms, as it may in its discretion impose, issue and countersign a new certificate of like denomination, tenor and date as this Warrant Certificate. The applicant for the issue of a new Warrant Certificate pursuant to this Section 18 shall bear the cost of the issue thereof and in the case of mutilation shall as a condition precedent to the issue thereof, deliver to the Corporation the mutilated Warrant Certificate, and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Corporation in its discretion, acting reasonably, and the applicant shall also be required to furnish an indemnity and surety bond in amount and form satisfactory to the Corporation in its discretion, acting reasonably, and shall pay the reasonable charges of the Corporation in connection therewith.

48.	Governing Law; Arbitration

This Warrant Certificate and the Warrants shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to conflicts of laws principles. Any claim or controversy arising out of or relating to the Warrants or this Warrant Certificate or any breach thereof between the parties shall be submitted to FINAL AND BINDING ARBITRATION BEFORE JAMS IN THE STATE OF CALIFORNIA, COUNTY AND CITY OF LOS ANGELES, PURSUANT TO THE JAMS COMPREHENSIVE ARBITRATION RULES AND PROCEDURES. ALL PARTIES FURTHER AGREE THAT THE ARBITRATION SHALL BE CONDUCTED BEFORE A SINGLE JAMS ARBITRATOR WHO IS A RETIRED CALIFORNIA OR FEDERAL JUDGE OR JUSTICE. The parties shall mutually agree on one arbitrator from the list provided by the arbitrating organization; provided that if the parties cannot agree, then each party shall select one arbitrator from the list, and the two (2) arbitrators so selected shall agree upon a third (3rd) arbitrator chosen from the same list, which third (3rd) arbitrator shall determine the dispute. The arbitrator shall, to the fullest extent permitted by law, have the power to grant all legal and equitable remedies including provisional remedies and award compensatory damages provided by law, however, the arbitrator shall not have authority to award punitive or exemplary damages. The arbitrator shall award costs and attorneys’ fees in accordance with the terms and conditions of this Warrant Certificate. The prevailing party in any arbitration or litigation shall be reimbursed for its arbitration costs (including attorneys’ fees) by the non-prevailing party. The parties further agree that, upon application of the prevailing party, any Judge of the Superior Court of the State of California, for the County of Los Angeles, may enter a judgment based on the final arbitration award issued by the JAMS arbitrator, and the parties expressly agree to submit to the jurisdiction of this Court for such a purpose. No action at law or in equity based upon any claim arising out of or related to this Warrant Certificate shall be instituted in any court by any party (or their respective equity holders) except (A) an action to compel arbitration pursuant to this Section 19 or (B) an action to enforce an award obtained in an arbitration proceeding in accordance with this Section 19. THE PARTIES UNDERSTAND THAT BY AGREEMENT TO BINDING ARBITRATION THEY ARE GIVING UP THE RIGHTS THEY MAY OTHERWISE HAVE TO TRIAL BY A COURT OR A JURY AND ALL RIGHTS OF APPEAL AND TO AN AWARD OF PUNITIVE OR EXEMPLARY DAMAGES.

49.	Severability

If any one or more of the provisions or parts thereof contained in this Warrant Certificate should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

(a)	the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

(b)	the invalidity, illegality or unenforceability of any provision or part thereof contained in this Warrant Certificate in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Warrant Certificate in any other jurisdiction.

50.	Headings

The headings of the articles, sections, subsections, clauses and paragraphs of this Warrant Certificate have been inserted for convenience and reference only and do not define, alter, limit or enlarge the meaning of any provision of this Warrant Certificate.

51.	Numbering of Articles, etc.

Unless otherwise stated, a reference herein to a numbered or lettered article, section, subsection, clause, paragraph or schedule refers to the article, section, subsection, clause, paragraph or schedule bearing that number or letter in this Warrant Certificate.

52.	Gender

Whenever used in this Warrant Certificate, words importing the singular number only shall include the plural, and vice versa, and words importing gender shall include the masculine, feminine and neuter genders.

53.	Day not a Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a Business Day.

54.	Binding Effect

This Warrant Certificate and all of its provisions shall enure to the benefit of the Holder and its successors and permitted assigns and shall be binding upon the Corporation and its successors and assigns. This Warrant Certificate may be executed in counterparts, each of which will be deemed to be an original and both of which together will constitute a single agreement. The exchange of copies of this Warrant Certificate via email or other electronic means and of electronic signatures shall constitute effective execution and delivery of this Warrant Certificate as to the parties hereto. Electronic signatures transmitted via email or other electronic means shall be deemed to be an original signature for all purposes.

55.	Notice

Any notice, document or communication required or permitted by this Warrant Certificate to be given by a party hereto shall be in writing and is sufficiently given to the other party if delivered personally, or if sent by prepaid registered mail, or if transmitted by any form of recorded telecommunication tested prior to transmission, to such party addressed as follows:

(a)	to the Holder, at:

[ADDRESS]

Attn:

(b)	to the Corporation, at:

MM CAN USA, Inc.
10115 Jefferson Boulevard

Culver City, California

U.S.A. 90232

Attention: Dan Edwards, SVP, Legal Affairs

E-mail:        dan.edwards@medmen.com

Notice so mailed shall be deemed to have been given on the fifth (5th) Business Day after deposit in a post office or public letter box. Neither party shall mail any notice, request or other communication hereunder during any period in which applicable postal workers are on strike or if such strike is imminent and may reasonably be anticipated to affect the normal delivery of mail. Notice transmitted by a form of recorded telecommunication or delivered personally shall be deemed given on the day of transmission or personal delivery, as the case may be. Any party may from time to time notify the other in the manner provided herein of any change of address which thereafter, until change by like notice, shall be the address of such party for all purposes hereof.

56.	Time of Essence

Time shall be of the essence of this Warrant Certificate.

57.	Currency

All dollar amounts referred to in this Warrant Certificate are in U.S. Dollars, except where expressly indicated otherwise.

58.	Modification

Unless otherwise provided, no modification or amendment of any provision of this Warrant Certificate or consent to departure from the terms of this Warrant Certificate will be effective unless in writing and approved by the Corporation and a Majority in Interest.

[Remainder of the page intentionally left blank]

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its duly authorized officer as of this _____ day of ______________, 2021.

MM CAN USA, inc., a California corporation
By:
Name: Its:

MEDMEN ENTERPRISES INC. RIGHTS CERTIFICATE

Each Warrant evidenced hereby and each Class B Common Share issuable on exercise of such Warrants shall have attached to it a right (a “Right”) that shall entitle the Holder to receive one Class B Subordinate Voting Share of MedMen Enterprises Inc. (each a “Subordinate Voting Share”) upon the redemption or exchange of such Class B Common Shares in accordance with their terms. The Rights will not be tradable separately from the Warrants nor the Class B Common Shares. This Warrant Certificate shall evidence the Rights. The Holder acknowledges that the Rights and the Subordinate Voting Shares are issued by MedMen Enterprises Inc. and may be subject to resale restrictions under applicable Canadian securities laws and that this legend shall be deemed to be on the certificate that represents the Rights: Unless permitted under securities legislation, the holder of this security must not trade the security before ____________, 2021.

MEDMEN ENTERPRISES INC.
By:
Name: Its:

SCHEDULE “A”

SUBSCRIPTION FORM

TO:	MM CAN USA, INC.

10115 Jefferson Boulevard

Culver City, California

U.S.A. 90232

The undersigned holder of the within Warrant Certificate dated as of ______________, 2021 (the “Warrant Certificate”) hereby irrevocably subscribes for _________ Class B Common Shares (the “Shares”) of MM CAN USA, Inc., a California corporation (the “Corporation”) pursuant to the Warrant Certificate at the Exercise Price per Warrant specified in the said Warrant Certificate and encloses herewith cash or a certified check, money order or wire transfer payable to or to the order of the Corporation in payment of the subscription price therefor or has selected below to exercise the applicable Warrants on a cashless basis pursuant to Section 3(b) of the within Warrant Certificate. Capitalized terms used herein have the meanings set forth in the within Warrant Certificate.

☐	Please check box if the undersigned holder is exercising Warrants on a cashless basis pursuant to Section 3(b) of the within Warrant Certificate and specify the number of Exercised Shares _________.

The undersigned represents, warrants and certifies that the undersigned:

(i)	is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act and, was not formed for the specific purpose of acquiring the Shares and is acquiring the Shares for his, her or its own account for investment purposes only, and not with a view toward the distribution or the resale thereof and that the Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or unless such disposition is exempt from registration thereunder;

(ii)	UNDERSTANDS THAT THE OFFERING AND THE SALE OF THE SHARES HAS NOT BEEN REGISTERED UNDER THE LAWS OF ANY JURISDICTION (INCLUDING THE SECURITIES ACT), OR THE LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA OR THE LAWS OF ANY FOREIGN JURISDICTION); AND FURTHER UNDERSTANDS THAT THE CORPORATION HAS NOT BEEN, AND IS NOT ANTICIPATED TO BE, REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”);

(iii)	understands that the Shares purchased by him, her or it is not part of a public offering facilitated by means of any form of general solicitation or general advertising not permitted by Regulation D under the Securities Act and understands that the Shares may not be offered, resold or otherwise transferred (including by pledge or by hypothecation) unless such offer, resale or transfer (x) is pursuant to a valid registration statement under the Securities Act and any applicable state or foreign securities or “blue sky” laws or (y) is pursuant to an exemption from the registration requirements of the Securities Act, and, in each case, in compliance with any applicable state or foreign securities or “blue sky” laws (which imposes substantial restrictions on transfer) and determination by the Corporation that any such resale or transfer will not cause the Corporation to be required to register as an investment company under the Investment Company Act;

(iv)	if required by applicable securities laws, the Corporation or the Parent Corporation, the undersigned covenants and agrees to execute, deliver and file or assist, including by way of providing requisite information, the Corporation or the Parent Corporation, as applicable, in filing such reports, undertakings and other documents with respect to the issuance of the Shares or any shares of the Parent Corporation as may be required by any securities commission, stock exchange or other regulatory authority;

(v)	acknowledges and consents to the collection, use and disclosure of the information provided by the undersigned or collected by the Corporation, the Parent Corporation or their agents as reasonably necessary in connection with the undersigned’s subscription of the Shares or any shares of the Parent Corporation. Such information is being collected by the Corporation or the Parent Corporation for the purposes of completing such issuance and subscription, which includes, without limitation, determining the undersigned’s eligibility to subscribe for the Shares or the shares of the Parent Corporation under applicable securities laws, preparing and registering the securities to be issued to the undersigned and completing filings required by any stock exchange or securities regulatory authority. The undersigned’s information may be disclosed by the Corporation or the Parent Corporation to: (i) stock exchanges or securities regulatory authorities (with may thereafter publicly disclose such information in accordance with their rules and policies); (ii) the Canada Revenue Agency, the Internal Revenue Service or other taxing authorities; and (iii) any of the other parties involved in the transactions described within this Subscription Form, including legal counsel, and may be included in record books prepared in connection with the transactions described herein. By executing this Subscription Form, the undersigned is deemed to be consenting to the foregoing collection, use and disclosure of the undersigned’s information;

(vi)	hereby provides consent to the disclosure of his, her or its information to the Canadian Securities Exchange (the “CSE”) pursuant to Form 9 – Notice of Issuance or Proposed Issuance of Listed Securities of the CSE or otherwise pursuant to such filing and the collection, use and disclosure of his, her or its information by the CSE in the manner and for the purposes described in Appendix A of such Form 9 or as otherwise identified by the CSE, from time to time; and

(vii)	the representations and warranties of the undersigned (or its successor in interest) contained in that certain Warrant Subscription Certificate dated as of [SUBSCRIPTION DATE] and entered into by the undersigned (or its successor in interest), are true and correct in all material respects with respect to the undersigned as of the date hereof and shall survive the issuance of the Shares.

[Signature Page to Follow]

DATED this _____ day of _____________________, 20______.

NAME:
Signature:
Registration Instructions:

☐	Please check box if the Class B Common Share certificates or other applicable evidence for the Shares subscribed for hereunder are to be delivered at the office where this Warrant Certificate is surrendered, failing which the Class B Common Share certificates or other applicable evidence will be mailed to the subscriber at the address set out above.

If any Warrants represented by this certificate are not being exercised, a new Warrant certificate will be issued and delivered with the Class B Common Share certificates or other applicable evidence for the Class B Common Shares subscribed for hereunder.

SCHEDULE “B”

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned Warrantholder hereby sells, assigns and transfers unto ________________ (the “Transferee”), at the address of _________________________, an aggregate of __________ Warrants to purchase Class B Common Shares in the capital of MM CAN USA, Inc., a California corporation (the “Corporation”) registered in the name of the undersigned on the records of the Corporation represented by the within Warrant Certificate, and irrevocably appoints the Chief Financial Officer of the Corporation as the attorney of the undersigned to transfer the said securities on the books or register of transfer, with full power of substitution. Capitalized terms used herein have the meanings set forth in the within Warrant Certificate.

DATED the _______ day of ______________________, 20_____.

Witness Signature (if Warrantholder is an individual)	Signature of Warrantholder

Acknowledged and accepted by the Transferee as of the above date:

Witness Signature (if Transferee is an individual)	Signature of Transferee

Schedule 1

[See attached]

Exhibit C

Covenant Compliance Certificate

Exhibit 5.01(c)(iv)

[See attached]

Exhibit 5.01(c)(iv)

COVENANT COMPLIANCE CERTIFICATE

Date:

Re:	Senior Secured Commercial Loan Agreement (the “Loan Agreement”) between Hankey Capital, LLC (the “Lender”) MM CAN USA Inc. (the “Borrower”), MEDMEN ENTERPRISES INC. (the “Guarantor”), and the “Pledgors” party thereto, dated October 1, 2018, as amended, modified or supplemented from time to time.

Dear Mr./Mrs. ______,

Pursuant to Article V, Section 5.01(c)(iv) of the Loan Agreement, the Borrower hereby delivers this Covenant Compliance Certificate for the four quarter period ended _______________ (the “Period”). Capitalized terms used, but not otherwise defined, herein shall have the meanings set forth in the Loan Agreement.

I.	Financial Statements. Enclosed are the financial statements of the Borrower Group for the Period, as required under Section 5.01(c)(iv) of the Loan Agreement (“Financial Reports”).

II.	[Liquid Assets. The attached Financial Reports reflect Unencumbered Liquid Assets of $___________________, as of ______, 2021, which shall be a value greater than or equal to (i) for the period beginning July 1, 2021 and ending December 31, 2021, SEVEN MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($7,500,000); and (ii) at all times thereafter, FIFTEEN MILLION DOLLARS AND 00/100 ($15,000,000), as contemplated in Section 5.02(r) of the Loan Agreement.][2]

III.	Corporate Expenditures. As of the date hereof, the Borrower, Guarantor and Pledgors are in compliance with Section 5.02(w) of the Loan Agreement. The Borrower acknowledges and reaffirms its obligation to provide the Lender additional financial information with respect thereto in accordance with Section 5.01(c)(vi).

I, ______________, _______________ of the Borrower, solely in such capacity as ______ of the Borrower, hereby certify that the information contained in the Financial Reports, as identified above, is true and correct in all material respects, that such information has been prepared in compliance with the provisions of the Loan Agreement, and that, except as set forth on Schedule I hereto, no Event of Default has occurred and is continuing on the date of this certificate.

By:	_______________________
Name:
Title:

[2]	Provided, however, that, on any date of determination during any period when all or any portion of interest accrues at a rate that is payable in cash under the Notes, this covenant shall not apply if and only if the Borrower and the Guarantor pay and have paid the cash portion of interest accrued under the Notes as and when such cash interest becomes due and payable; provided further, that in the event the Borrower and the Guarantor fail to pay any cash portion of interest accrued under the Notes prior to the end of the applicable cure period in Section 6.01 of the Loan Agreement, this covenant shall continue to apply or be reinstated, as applicable, until such Event of Default has been cured or waived. If such covenant does not apply, then the certification contained in clause II shall be removed from the Compliance Certificate.

Schedule 2

1.	Failures by the Borrower Group Members to deliver reporting, deliverables, and notices required to be delivered pursuant to the terms of Section 5.01 of the Existing Loan Agreement prior to the effectiveness of this Amendment, each of which may constitute an Event of Default under Section 6.01(b) or (c), as applicable, of the Existing Loan Agreement, but expressly excluding from the waivers contemplated by this paragraph (a) any notice required to be deliver under Section 5.01(h)(1) of the Existing Loan Agreement (other than any such notice with respect to any Potential Existing Default (as defined below)), (b) any notice required to be delivered pursuant to Section 5.01(h)(2) of the Existing Loan Agreement (except for any failure to provide written notice of any investigation separately disclosed to the Lender (verbally or in writing) prior to the effectiveness of this Amendment), (c) Section 5.01(h)(3) of the Existing Loan Agreement, (d) Section5.01(h)(4) of the Existing Loan Agreement (except in connection with the failure to provide notice of the change in accounting policies of the Borrower Group from IFRS to GAAP); (e) Section 5.01(i) of the Existing Loan Agreement; (f) Section 5.01(k) of the Existing Loan Agreement; (g) Section 5.01(n)(v) of the Existing Loan Agreement; (h) Section 5.01(r) of the Existing Loan Agreement (except in connection with the failure to provide notice of the establishment of a 401k defined contribution plan by any Borrower Group Member prior to the effectiveness of this Amendment); and (i) Section 5.01(s) of the Existing Loan Agreement (such Events of Default described in this clause 1 (other than any item excluded in clauses (a) through (i) above), collectively, the “Reporting Defaults”).

2.	Failures by the applicable Borrower Group Members to pay certain taxes, assessments, governmental charges and levies for, or otherwise due during, the calendar years ending December 31, 2018, December 31, 2019, and December 31, 2020, including any subsequent Event of Default under the Sections referenced in this paragraph that arises solely from the failure to pay such taxes, assessments, governmental charges and levies for, or otherwise due during, the calendar years ending December 31, 2018, December 31, 2019, and December 31, 2020, (each such subsequent Event of Default, a “Subsequent Default”, and collectively, the “Subsequent Defaults”), in each case with respect to this paragraph, as required pursuant to Section 5.01 (b) (Payment of Taxes) of the Existing Loan Agreement and Section 7.5 (Taxes; Claims for Labor and Materials) of the Pledge Agreement, each of which may constitute an Event of Default under Section 6.01(b), (c) or otherwise, as applicable, of the Existing Loan Agreement, but only to the extent that (including with respect to any Subsequent Default) (i) such taxes, assessments, governmental charges and levies (x) have not resulted in the imposition of any Lien (other than a Permitted Lien) upon or in respect of any Equity Interest of a Pledged Entity or any assets of a Pledged Entity or its Subsidiary, and (y) have not resulted in the revocation, expiration, termination or non-renewal of any License of any Borrower Group Member, (ii) adequate reserves (as determined in the good faith judgement of the Borrower) have been set aside by the applicable Borrower Group Member for such tax, assessment, charge, levy or claim and (iii) the nature of such taxes, assessments, governmental charges and levies have been separately disclosed (verbally or in writing) to the Lender prior to the effectiveness of this Amendment (collectively, the “Payment of Liabilities Default”).

3.	Failures by the Borrower Group Members to obtain and deliver to the Lender appropriate certificates of insurance on an annual basis as required pursuant to Section 5.01(d) (Insurance) of the Existing Loan Agreement at any time prior to the effectiveness of this Agreement, each of which may constitute an Event of Default pursuant to Section 6.01(b) of the Existing Loan Agreement (collectively, the “Insurance Defaults”).

4.	Failures by the Borrower Group Members to comply for any period ending on or prior to the date hereof with Section 5.02(s) (Minimum Value of Collateral), which may constitute an Event of Default pursuant to Section 6.01(b) of the Existing Loan Agreement (collectively, the “Minimum Collateral Value Defaults”).

5.	Failures by the Borrower Group Members to comply with Section 5.02(r) (Unencumbered Liquid Assets), Section 5.02(v) (Corporate SG&A), Section 5.02(w) (Capital Expenditures), Section 5.02(x) (Certain Leases) and Section 5.02(y) (Rents), in each case, at any time prior to the effectiveness of this Agreement, each of which may constitute an Event of Default pursuant to Section 6.01(b) of the Existing Loan Agreement (collectively, the “Modified Covenants Defaults”).

6.	Events of Default under Section 6.01(e) of the Existing Loan Agreement which may have arisen as a result of the occurrence of certain breaches, violations and events of default in existence on or prior to the date hereof under certain Material Indebtedness, including the Gotham Loan Agreement and the other Operative Documents (as defined in the Gotham Loan Agreement), but in each case solely to the extent such breaches, violations and events of default either (a) are waived by the holders of such Material Indebtedness, or (b) if capable of being cured under the terms of such Material Indebtedness, have been cured by the applicable Borrower Group Member and are no longer actionable by the holders of such Material Indebtedness, in each case, on or prior to the date of this Agreement (collectively, the “Cross Defaults”).

7.	Failures of the Borrower Group to comply with Section 5.02(g)(iv) of the Existing Loan Agreement which may have arisen solely as a result of the change in accounting policies and/or reporting practices of the Borrower Group from IFRS to GAAP (the “Accounting Policies Defaults”).

8.	Misrepresentations (including incorrect certifications) as to whether any of the potential Events of Default or other non-compliance described in clauses (1) through (7) above had occurred and were continuing made (or deemed made) by any Borrower Group Member and/or any of their respective officers or directors in any Current Loan Document prior to the effectiveness of this Amendment (collectively, the “Representation Defaults”, and together with the Reporting Defaults, Payment of Liabilities Defaults (other than the Subsequent Defaults), Insurance Defaults, Minimum Collateral Value Defaults, Cross Defaults, the Accounting Policies Defaults and Modified Covenants Defaults, the “Potential Existing Defaults”).